EXHIBIT 99.2



                       TRUST SALE AND SERVICING AGREEMENT

                                      AMONG

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    SERVICER

                     WHOLESALE AUTO RECEIVABLES CORPORATION

                                     SELLER

                                       AND

                SUPERIOR WHOLESALE INVENTORY FINANCING TRUST [ ]

                                     ISSUER

                           DATED AS OF ________, ____

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


                                                 TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
ARTICLE I
     CERTAIN DEFINITIONS
     SECTION 1.1        DEFINITIONS.................................................................    1

ARTICLE II
     CONVEYANCE OF ELIGIBLE RECEIVABLES;
     ISSUANCE OF INITIAL SECURITIES
     SECTION 2.1                CONVEYANCE OF ELIGIBLE RECEIVABLES..................................    2
                                ----------------------------------
     SECTION 2.2                CUSTODY OF DOCUMENTATION............................................    3
                                ------------------------
     SECTION 2.3                ACCEPTANCE BY THE ISSUER............................................    3
                                ------------------------
     SECTION 2.4                REPRESENTATIONS AND WARRANTIES UNDER THE POOLING AND
                                ----------------------------------------------------
                                SERVICING AGREEMENT.................................................    3
                                -------------------
     SECTION 2.5                REPURCHASE OF RECEIVABLES UPON BREACH OF WARRANTY;
                                --------------------------------------------------
                                ADMINISTRATIVE RECEIVABLES..........................................    4
                                --------------------------
     SECTION 2.6       COVENANTS....................................................................    5
                       ---------
     SECTION 2.7       ADDITION OF ACCOUNTS.........................................................    6
                       --------------------
     SECTION 2.8       OPTIONAL REMOVAL OF ACCOUNTS.................................................    7
                       ----------------------------
     SECTION 2.9       REMOVAL OF INELIGIBLE ACCOUNTS...............................................    8
                       ------------------------------

ARTICLE III
     THE SELLER
     SECTION 3.1                REPRESENTATIONS OF THE SELLER.......................................    9
                                -----------------------------
     SECTION 3.2       LIABILITY OF SELLER..........................................................    11
                       -------------------
     SECTION 3.3       MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS
                       ------------------------------------------------------------
                                OF, SELLER; AMENDMENT OF CERTIFICATE OF INCORPORATION...............    11
                                -----------------------------------------------------
     SECTION 3.4       LIMITATION ON LIABILITY OF SELLER AND OTHERS.................................    13
                       --------------------------------------------
     SECTION 3.5                SELLER MAY OWN NOTES OR CERTIFICATES................................    13
                                ------------------------------------

ARTICLE IV
     SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE FUNDS;
     STATEMENTS TO SECURITYHOLDERS
     SECTION 4.1                ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICING
                                ------------------------------------------------------
                                DEFAULT.............................................................    13
                                -------
     SECTION 4.2       ANNUAL INDEPENDENT ACCOUNTANTS' REPORT.......................................    14
                       --------------------------------------
     SECTION 4.3       ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
                       ACCOUNTS AND RECEIVABLES.....................................................    14
                       ------------------------
     SECTION 4.4                ENFORCEMENT OF RECEIVABLES..........................................    15
                                --------------------------
     SECTION 4.5                ALLOCATIONS; DISTRIBUTIONS..........................................    15
                                --------------------------
     SECTION 4.6                SWIFT V RESERVE FUNDS AND THE RESERVE FUND..........................    24
                                ------------------------------------------
     SECTION 4.7       NET DEPOSITS.................................................................    26
                       ------------
     SECTION 4.8       STATEMENTS TO SECURITYHOLDERS................................................    26
                       -----------------------------

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     SECTION 4.9       NEW ISSUANCES; CHANGES IN SPECIFIED MAXIMUM REVOLVER  B
                       -------------------------------------------------------
                                BALANCE.............................................................    28
                                -------

ARTICLE V
     SERVICING FEE
     SECTION 5.1       SERVICING COMPENSATION.......................................................    29
                       ----------------------

ARTICLE VI
     SECURITYHOLDER ACCOUNTS; COLLECTIONS,
     DEPOSITS AND INVESTMENTS; ADVANCES
     SECTION 6.1                ESTABLISHMENT OF ACCOUNTS...........................................    30
                                -------------------------
     SECTION 6.2       COLLECTIONS..................................................................    34
                       -----------

ARTICLE VII
     LIABILITIES OF SERVICER AND OTHERS
     SECTION 7.1       LIABILITY OF SERVICER; INDEMNITIES...........................................    35
                       ----------------------------------
     SECTION 7.2       MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS
                       ------------------------------------------------------------
                       OF, THE SERVICER.............................................................    37
                       ----------------
     SECTION 7.3                LIMITATION ON LIABILITY OF SERVICER AND OTHERS......................    37
                                ----------------------------------------------
     SECTION 7.4       DELEGATION OF DUTIES.........................................................    38
                       --------------------
     SECTION 7.5       SERVICER NOT TO RESIGN.......................................................    38
                       ----------------------

ARTICLE VIII
     DEFAULT
     SECTION 8.1       SERVICING DEFAULTS...........................................................    38
                       ------------------
     SECTION 8.2       CONSEQUENCES OF A SERVICING DEFAULT..........................................    39
                       -----------------------------------
     SECTION 8.3       INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR...........................    40
                       ---------------------------------------- ---------
     SECTION 8.4       NOTIFICATION TO SECURITYHOLDERS..............................................    41
                       -------------------------------
     SECTION 8.5       WAIVER OF PAST DEFAULTS......................................................    41
                       -----------------------
     SECTION 8.6       REPAYMENT OF ADVANCES........................................................    42
                       ---------------------

ARTICLE IX
     EARLY AMORTIZATION EVENTS; TERMINATION
     SECTION 9.1       EARLY AMORTIZATION EVENTS....................................................    42
                       -------------------------
     SECTION 9.2       INSOLVENCY EVENTS............................................................    44
                       -----------------
     SECTION 9.3       OPTIONAL PURCHASE BY THE SERVICER............................................    44
                       ---------------------------------
     SECTION 9.4       TERMINATION..................................................................    45
                       -----------
     SECTION 9.5       RECOMMENCEMENT OF REVOLVING PERIOD...........................................    45
                       ----------------------------------

ARTICLE X
     MISCELLANEOUS PROVISIONS
     SECTION 10.1      AMENDMENT....................................................................    47
                       ---------

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     SECTION 10.2      PROTECTION OF TITLE TO THE OWNER TRUST ESTATE................................    49
                       ---------------------------------------------
     SECTION 10.3      NOTICES  ....................................................................    51
                       -------
     SECTION 10.4      GOVERNING LAW................................................................    51
                       -------------
     SECTION 10.5      SEVERABILITY OF PROVISIONS...................................................    51
                       --------------------------
     SECTION 10.6      ASSIGNMENT...................................................................    51
                       ----------
     SECTION 10.7      THIRD-PARTY BENEFICIARIES....................................................    51
                       -------------------------
     SECTION 10.8      COUNTERPARTS.................................................................    52
                       ------------
     SECTION 10.9      HEADINGS ....................................................................    52
                       --------
     SECTION 10.10              ASSIGNMENT TO INDENTURE TRUSTEE.....................................    52
                                -------------------------------
     SECTION 10.11              NO PETITION COVENANTS...............................................    52
                                ---------------------
     SECTION 10.12              FURTHER ASSURANCES..................................................    52
                                ------------------
     SECTION 10.13              NO WAIVER; CUMULATIVE REMEDIES......................................    52
                                ------------------------------
     SECTION 10.14              MERGER AND INTEGRATION..............................................    52
                                ----------------------
     SECTION 10.15              LIMITATION OF LIABILITY OF INDENTURE TRUSTEE AND
                                ------------------------------------------------
                                OWNER TRUSTEE.......................................................    53
                                -------------



EXHIBIT A         Form of Assignment for the Initial Closing Date
EXHIBIT B         Locations of Schedule of Accounts
EXHIBIT C         Form of Assignment for Each Addition Date
EXHIBIT D         Form of Opinion of Counsel With Respect to Addition of Accounts

APPENDIX A        Definitions and Rules of Construction
APPENDIX B        Notices and Addresses

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                  THIS  TRUST  SALE  AND  SERVICING  AGREEMENT  is  made  as  of
________, ____, by and among GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation ("GMAC") and in its capacity as Servicer under the Pooling and Servicing Agreement and hereunder (the "SERVICER"), WHOLESALE AUTO RECEIVABLES CORPORATION, a Delaware corporation (the "SELLER"), and SUPERIOR WHOLESALE INVENTORY FINANCING TRUST [ ], a Delaware business trust (the "ISSUER" or the "TRUST").

                  WHEREAS, on the Initial Closing Date, GMAC has sold the Eligible Receivables in the Accounts in the Pool of Accounts to the Seller and, as Servicer, has agreed to service all Receivables in such Accounts pursuant to the Pooling and Servicing Agreement;

                  WHEREAS, the Seller desires to sell the Eligible Receivables in the Accounts in the Pool of Accounts to the Issuer on the Initial Closing Date in exchange for the Initial Securities pursuant to the terms of this Agreement and to sell to the Issuer any Eligible Receivables thereafter arising in such Accounts, and the Issuer desires to purchase all such Eligible Receivables;

                  WHEREAS, the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement; and

                  WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which the Eligible Receivables in the Accounts in the Pool of Accounts and all related Collateral Security are to be sold by the Seller to the Issuer on the Initial Closing Date and thereafter and all Receivables in such Accounts serviced by the Servicer.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

                  SECTION 1.1 DEFINITIONS. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in PART I of APPENDIX A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of Appendix A shall be applicable to this Agreement.

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                                   ARTICLE II
                       CONVEYANCE OF ELIGIBLE RECEIVABLES;

                         ISSUANCE OF INITIAL SECURITIES

                  SECTION 2.1 CONVEYANCE OF ELIGIBLE RECEIVABLES.

                  (a) In consideration of the Issuer's delivery on the Initial Closing Date of the [ ] Term Notes, the [ ] Revolving Note and the [ ] Certificates with an initial Certificate Balance of [$ ] to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and does hereby sell, transfer, assign and otherwise convey to the Issuer, without recourse (except as expressly provided herein), pursuant to an assignment in the form of EXHIBIT A hereto, on the Initial Closing Date, (i) all of its right, title and interest in, to and under all of the Eligible Receivables existing in the Accounts listed on the Schedule of Accounts (which is on file at the locations set forth in EXHIBIT B hereto) as of the close of business on the Initial Cut-Off Date and all monies due or to become due thereon after the Initial Cut-Off Date, all Collateral Security with respect thereto and all amounts received with respect thereto (including all Interest Collections received in the calendar month in which the Initial Cut-Off Date occurs, whether or not received prior to the Initial
Cut-Off  Date),  (ii) all of its  right,  title  and  interest  in, to and under
ARTICLE IV and SECTIONS 3.04(C) AND 6.03 of the Pooling and Servicing Agreement with respect to such Receivables, including the right of the Seller to cause GMAC or the Servicer to repurchase Receivables under certain circumstances,
(iii) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (iv) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries).

                  (b) As of each Receivables Purchase Date, the Seller does hereby sell, transfer, assign and otherwise convey to the Trust, without recourse (except as expressly provided herein), (i) all of its right, title and interest in, to and under all Eligible Receivables created or deemed created in the Accounts in the Pool of Accounts on such date and all monies due or to become due thereon after such Receivables Purchase Date, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) all of its right, title and interest in, to and under ARTICLE IV and SECTIONS 3.04(C) AND 6.03 of the Pooling and Servicing Agreement, including the right of the Seller to cause GMAC or the Servicer to repurchase Receivables under certain circumstances, (iii) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (iv) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries). The Trust shall pay for the property purchased on any Receivables Purchase Date as set forth in SECTION 4.5(D)(I), with the purchase price equal to the principal balance of the Receivables so purchased on such date.

                  (c) It is the intention of the Seller and the Issuer that the transfers and assignments contemplated by this Agreement shall constitute sales of the property described in SECTIONS 2.1(A) AND (B) from the Seller to the Issuer and that the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any Insolvency Law. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfers and assignments did not constitute such sales or that such

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beneficial  interest is a part of the Seller's estate,  then the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right, title and interest in, to and under such property, and the Seller hereby grants such security interest. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC. The foregoing sales, transfers, assignments and conveyances and any subsequent sales, transfers, assignments and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Issuer of any obligation of the Seller or any other Person in connection with the Receivables described above or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  (d) Within two Business Days after the Initial Closing Date (or such later date as may be permitted pursuant to SECTION 6.2), GMAC, as directed by the Seller in SECTION 3.06 of the Pooling and Servicing Agreement, shall cause to be deposited into the Collection Account the collections with respect to the Receivables described in SECTION 3.06 of the Pooling and Servicing Agreement.

                  SECTION 2.2 CUSTODY OF DOCUMENTATION. In connection with the sale, transfer, assignment and conveyance of the Receivables in the Accounts in the Pool of Accounts and related Collateral Security to the Issuer hereunder, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuer. The Issuer hereby accepts and agrees to the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the documents and instruments (as more fully described in the Custodian Agreement) associated with the Receivables related to the Accounts in the Pool of Accounts.

                  SECTION 2.3 ACCEPTANCE BY THE ISSUER; OTHER ACKNOWLEDGMENTS.

                  (a) The Issuer hereby acknowledges its acceptance of all right, title and interest previously held by the Seller to the property, now existing and hereafter created, conveyed by the Seller pursuant to SECTION 2.1, and declares that it shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of the Securityholders, subject to the terms and conditions of the Indenture, the Trust Agreement and this Agreement. The Issuer hereby agrees and accepts the appointment and authorization of GMAC as Servicer hereunder and under the Pooling and Servicing Agreement. The Issuer further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to the Owner Trustee the Schedule of Accounts. The parties agree that the rights, duties and obligations of GMAC as Servicer under the Pooling and Servicing Agreement are subject to the provisions hereof, including SECTIONS 7.2, 7.4, 7.5 AND 10.2 and ARTICLE VIII. The Trust and the Indenture Trustee hereby confirm the authorization and empowerment of the Servicer under SECTION 3.02 of the Pooling and Servicing Agreement.

                  (b) The Issuer  acknowledges  and agrees to the  provisions of
SECTION 6.03 of the Pooling and Servicing Agreement relating to Common Collateral and accepts the interests and rights in Collateral Security sold and assigned to it hereunder subject to the terms and conditions set forth in such
SECTION 6.03.

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                  SECTION 2.4 REPRESENTATIONS  AND WARRANTIES UNDER THE POOLING
AND SERVICING AGREEMENT. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause the representations and warranties of GMAC in SECTION 4.01(A) of the Pooling and Servicing Agreement to be false in any material respect. The foregoing representation and warranty speaks as of the Initial Cut-Off Date (as to SECTIONS 4.01(A)(I) AND (II)), as of the related Additional Cut-Off Date with respect to each Additional Account (as to SECTION 4.01(A)(III)) and as of the related Receivables Purchase Date with respect to Receivables purchased and sold after the Initial Closing Date (as to SECTION 4.01(A)(IV)), and shall survive the sales, transfers and assignments under SECTION 2.1 to the Issuer and the pledge of the Issuer's assets to the Indenture Trustee pursuant to the Indenture. The Seller further acknowledges that the Issuer relies on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Servicing Agreement in accepting the Receivables hereunder and delivering the Securities. The Servicer acknowledges that the Issuer is relying on the representations, warranties and covenants of the Servicer in SECTION 3.04 of the Pooling and Servicing Agreement in acquiring and holding Receivables and the related Collateral Security hereunder and in issuing the Securities.

                  SECTION 2.5 REPURCHASE OF RECEIVABLES UPON BREACH OF WARRANTY; ADMINISTRATIVE RECEIVABLES.

                  (a) Upon  discovery  by the Seller,  the  Servicer,  the Owner
Trustee or the Indenture Trustee (i) of a breach of any of the representations and warranties in SECTION 4.01(A) of the Pooling and Servicing Agreement or in
SECTION 2.4 or SECTION 3.1 of this Agreement that materially and adversely affects the interests of the Trust in any Receivable or (ii) that the payment of all or any portion of the principal amount of any Receivable held by the Trust is deferred pursuant to DPP or any other instalment sales program or similar arrangement, the party discovering such breach shall give prompt written notice thereof to the others. No later than the second Business Day following discovery or receipt of notice of breach or deferral by the Seller and the Servicer, unless and to the extent, in the case of breach, such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in SECTION 2.4 or SECTION 3.1(B), the Seller shall repurchase such Receivable, or in the event of a breach of a representation and warranty under SECTION 4.01(A) of the Pooling and Servicing Agreement or a deferral, the Seller and the Servicer shall use reasonable efforts to enforce the obligation of GMAC under SECTION 4.01(A) of the Pooling and Servicing Agreement to repurchase such Receivable from the Issuer on such date; PROVIDED, HOWEVER, that with respect to any breach of a representation or warranty or a deferral that affects less than the entire principal amount of any Receivable, although the Warranty Payment shall be paid promptly as described below, no repurchase and assignment shall be required until the remaining principal amount of such Receivable is collected in full or written off as uncollectible. The purchase price to be paid by the Seller or GMAC shall be an amount equal to the principal amount of such Receivable (in the case of a breach or a deferral affecting less than the entire principal amount of a Receivable, to the extent of the breach or deferral) plus all accrued and unpaid interest thereon through the date of purchase (the "WARRANTY PAYMENT") to the extent of such breach of a representation or warranty or deferral (a "WARRANTY RECEIVABLE"), and shall be deposited into the Collection Account on such date of purchase. Without limiting the generality of the foregoing, a Receivable shall not be an Eligible Receivable, and thus shall be a Warranty Receivable and subject to repurchase, if and to the extent that (A) the Servicer adjusts downward the principal amount of

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such Receivable because of a rebate,  refund, credit adjustment or billing error to the related Dealer or (B) such Receivable was credited in respect of a Vehicle which was refunded or returned by the related Dealer. It is understood and agreed that the obligation of GMAC or the Seller, as applicable, to repurchase any Receivable as to which a breach of a representation or warranty made in SECTION 2.4 or SECTION 3.1 hereof or SECTION 4.01(A) of the Pooling and Servicing Agreement has occurred and is continuing or as to which any such deferral occurs, and the obligation of the Seller and the Servicer to enforce GMAC's obligation to repurchase such Receivable pursuant to the Pooling and Servicing Agreement shall constitute the sole remedy against the Seller, the Servicer or GMAC for such breach or deferral available to the Issuer, the Securityholders, the Owner Trustee or the Indenture Trustee.

                  (b) The Servicer also acknowledges its obligations to repurchase from the Issuer Administrative Receivables pursuant to SECTION 3.04(C) of the Pooling and Servicing Agreement. Upon discovery by the Indenture Trustee or the Owner Trustee of a breach of any of the covenants of the Servicer in SECTIONS 3.04(A)(VIII), (IX) OR (X) of the Pooling and Servicing Agreement, such party shall give prompt written notice to the other, the Servicer and the Seller.

                  (c) Upon each payment of the Administrative Purchase Payment or the Warranty Payment with respect to a Receivable, except as provided in
SECTION 2.5(A), the Trust shall automatically and without further action be deemed to have sold, transferred, assigned and otherwise conveyed to the Seller or Servicer, as appropriate, without recourse, representation or warranty, as of the date of such payment, all right, title and interest of the Trust in, to and under such Receivable, all monies due or to become due with respect thereto on and after such payment date and all proceeds thereof and, if such repurchase is made in connection with the repurchase hereunder of all other Receivables in the related Account held by the Trust, the related Collateral Security. The Owner Trustee and the Indenture Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Seller or the Servicer, as the case may be, to evidence such conveyance.

                  SECTION 2.6 COVENANTS. The Seller hereby covenants that:

                  (a) NEGATIVE PLEDGE. Except for the conveyances hereunder and the pledge of the Trust Estate to the Indenture Trustee pursuant to the Indenture, and as provided in SECTION 6.03 of the Pooling and Servicing
Agreement, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist, any Lien on any Eligible Receivable in any Account in the Pool of Accounts (and any related Vehicle Collateral Security), whether now existing or hereafter created, or any interest therein, or the Seller's rights, remedies, powers or privileges under the Pooling and Servicing Agreement conveyed to the Trust hereunder and the Seller shall defend the right, title and interest of the Trust and any Interested Party in, to and under such property, whether now existing or hereafter created against all claims of third parties claiming through or under the Seller. The Seller shall notify the Issuer promptly after becoming aware of any Lien on such property other than the conveyances contemplated hereunder.

                  (b) DELIVERY OF COLLECTIONS. If the Seller or GMAC receives payments by or on behalf of a Dealer in respect of Receivables in any Account in the Pool of Accounts or any Collateral

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Security  (except as  contemplated  in SECTION 6.03 of the Pooling and Servicing
Agreement with respect to any property constituting Common Collateral that is not Vehicle Collateral Security in connection with Other Indebtedness), the Seller and GMAC shall deliver such payments to the Servicer as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt thereof.

                  (c) POOLING AND SERVICING AGREEMENT MATTERS. If GMAC breaches any of its covenants in SECTIONS 3.01, 3.02, 3.03, 3.05, 5.01, 6.01(A), 7.01 OR
7.03 of the Pooling and Servicing Agreement and such breach has a material adverse effect on the interests of the Securityholders, the Seller shall enforce its rights under the Pooling and Servicing Agreement arising from such breach.

                  SECTION 2.7 ADDITION OF ACCOUNTS.

                  (a) VOLUNTARY ADDITION. The Seller may from time to time, in its sole discretion, subject to the conditions specified in SECTION 2.7(B) below, designate one or more Accounts as Additional Accounts to be included in the Pool of Accounts by giving (or causing the Servicer to give on its behalf) a written notice to the Indenture Trustee, the Owner Trustee and the Rating Agencies specifying the Additional Cut-Off Date and the Addition Date (the "ADDITION NOTICE"). An Addition Notice shall be provided on or before the fifth Business Day but not more than the thirtieth day prior to the related Addition Date. If Additional Accounts are to be included in the Pool of Accounts, effective as of the related Addition Date, the Seller shall sell and assign to the Trust, and the Trust shall purchase from the Seller, all of the Seller's right, title and interest in, to and under the Eligible Receivables in the Additional Accounts and the related Collateral Security, as more fully described in the assignment referred to in SUBSECTION (B)(II) below.

                  (b) CONDITIONS. The Seller may convey to the Trust all Eligible Receivables and the related Collateral Security in any Additional Accounts in accordance with SECTION 2.7(A) only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

                           (i) the Seller shall represent and warrant that as of the related Additional Cut-Off Date each such Additional Account is an Eligible Account and that each Receivable arising thereunder identified as an Eligible Receivable and conveyed to the Trust on such Addition Date is an Eligible Receivable;

                           (ii) the Seller shall have delivered to the Owner Trustee a duly executed written assignment in substantially the form of EXHIBIT C hereto and the list required to be delivered pursuant to
         SECTION 10.2(E);

                           (iii) the Seller shall have agreed to deposit in the Collection Account all Collections with respect to Eligible Receivables arising in such Additional Accounts since the Additional Cut-Off Date within two Business Days after such Addition Date (or such later date as may be permitted pursuant to SECTION 6.2(B);

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                           (iv) as of the  Addition  Date,  neither GMAC nor the
         Seller is insolvent nor shall any of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (v) the Rating Agency Condition shall have been satisfied with respect to such addition for each series or class of Securities then outstanding;

                           (vi) the Seller shall represent and warrant that the designation of such Additional Accounts, the inclusion of such Additional Accounts in the Pool of Accounts and the purchase of the related Receivables shall not, in the reasonable belief of the Seller, result in the occurrence of an Early Amortization Event;

                           (vii) the Schedule of Accounts shall have been amended to reflect such Additional Accounts and the Schedule of Accounts as so amended shall be true and correct as of the Addition Date;

                           (viii) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee a certificate of an Authorized Officer of the Seller confirming the items set forth in clauses (i) through (vii) above; and

                           (ix) the Seller shall have delivered to the Owner Trustee an Opinion of Counsel substantially in the form of EXHIBIT D hereto.

                  SECTION 2.8 OPTIONAL REMOVAL OF ACCOUNTS.
                              ----------------------------

                  (a) The Seller shall have the right from time to time as described in this SECTION 2.8 to require the removal of Accounts from the Pool of Accounts. To so remove Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                           (i) not less than five Business Days but not more than 30 days prior to the Removal Commencement Date, furnish to the Indenture Trustee, the Owner Trustee and the Rating Agencies a written notice (the "REMOVAL NOTICE") specifying the date (the "REMOVAL
         COMMENCEMENT DATE") on which removal of one or more Accounts will commence (the "SELECTED ACCOUNTS"); and

                           (ii) determine on the Removal Commencement Date with respect to such Selected Accounts the aggregate principal balance of Eligible Receivables in respect of each such Selected Account (the "REMOVAL BALANCE") and amend the Schedule of Accounts by delivering to the Owner Trustee a true and complete list of the Selected Accounts, specifying for each Selected Account as of the Removal Commencement Date its account number and the Removal Balance.

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                  (b) The removal of any of such Accounts shall be subject to the following conditions:

                           (i) the Seller shall represent and warrant that such removal shall not, in the reasonable belief of the Seller, result in the occurrence of an Early Amortization Event;

                           (ii) the Rating Agency Condition shall have been satisfied with respect to such removal for each series or class of outstanding Securities; and

                           (iii) on or before the related Removal Commencement Date, the Seller shall have delivered to the Owner Trustee a certificate of an Authorized Officer confirming the items set forth in clauses (i) and (ii) above.

                  (c) Subject to the satisfaction of the conditions set forth in
SECTION 2.8(B), from and after the Removal Commencement Date with respect to a Selected Account, (i) the Seller shall not transfer Receivables with respect to such Selected Account to the Trust, and (ii) until the Removal Balance has been reduced to zero all Principal Collections with respect to such Selected Account shall be allocated to the oldest outstanding principal balance of Receivables arising under such Selected Accounts and amounts so allocated to Receivables owned by the Trust shall constitute Trust Principal Collections and shall reduce the Removal Balance. The Removal Balance shall also be reduced to the extent Receivables in the Selected Accounts held by the Trust on the Removal Commencement Date become Defaulted Receivables.

                  (d) After the Removal Balance with respect to any such Selected Account is reduced to zero, Collections thereon shall cease to be allocated in accordance with SECTION 2.8(C) and such Selected Account shall be deemed removed from the Pool of Accounts for all purposes (a "REMOVED ACCOUNT") and the Servicer shall amend the Schedule of Accounts accordingly. At any time after the date (the "REMOVAL DATE") on which the Removal Balance is reduced to zero with respect to a Removed Account, the Owner Trustee shall assign to the Seller, without recourse, representation or warranty, effective as of the Removal Date all of the Trust's right, title and interest in, to and under the Receivables arising in such Account and related Collateral Security.

                  SECTION 2.9        REMOVAL OF INELIGIBLE ACCOUNTS.

                  (a) On or before the fifth Business Day after the date on which an Account becomes an Ineligible Account (which Business Day shall be deemed to be the Removal Commencement Date with respect to such Account) such Account shall be deemed a Selected Account. Within five Business Days after the Removal Commencement Date with respect to any Account that became a Selected Account pursuant to this SECTION 2.9, the Seller shall furnish a Removal Notice to the Owner Trustee stating that the Removal Commencement Date for such Ineligible Account has occurred and specifying for each such Selected Account as of the Removal Commencement Date its account number and the Removal Balance. The Schedule of Accounts shall be amended to reflect such designation as of the Removal Commencement Date.

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                  (b) From and after the Removal  Commencement Date with respect to a Selected Account subject to this SECTION 2.9, the Seller shall not transfer Receivables with respect to such Selected Account to the Trust and, until the Removal Balance has been reduced to zero, all Principal Collections with respect to such Selected Account shall be allocated to the oldest outstanding principal balance of Receivables arising under such Selected Account and amounts so allocated to Receivables owned by the Trust shall constitute Trust Principal Collections. After the Removal Balance with respect to any such Selected Account has been reduced to zero, Collections thereon shall cease to be allocated in accordance with the preceding sentence and such Selected Account shall be a
Removed   Account  and  the  Servicer  shall  amend  the  Schedule  of  Accounts accordingly. At any time after the Removal Date with respect to such Removed Account, the Owner Trustee shall assign to the Seller, without recourse, representation or warranty, effective as of the Removal Date, all of the Trust's right, title and interest in, to and under the Receivables arising in such Account and related Collateral Security.

                                   ARTICLE III
                                   THE SELLER

                  SECTION 3.1 REPRESENTATIONS OF THE SELLER. The Seller hereby makes, and any successor to the Seller under this Agreement or under the Pooling and Servicing Agreement shall make, as of each Closing Date (and as of the date of such succession) the following representations and warranties on which the Issuer relies in acquiring and holding the Receivables hereunder and the related Collateral Security and issuing the Securities. The following representations and warranties shall survive the sale, transfer and assignment of the Eligible Receivables in the Accounts in the Pool of Accounts to the Issuer and the pledge thereof to the Indenture Trustee.

                  (a)      REPRESENTATIONS AND WARRANTIES AS TO THE SELLER.

                           (i)  ORGANIZATION  AND GOOD STANDING.  The Seller has
         been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Eligible Receivables in the Accounts in the Pool of Accounts and the Collateral Security related thereto.

                           (ii) DUE QUALIFICATION. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

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                           (iii) POWER AND  AUTHORITY.  The Seller has the power
         and authority to execute and deliver this Agreement, to carry out its terms and to consummate the transactions contemplated herein, and the
         execution,   delivery  and   performance  of  this  Agreement  and  the
         consummation of the transactions contemplated herein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

                           (iv) VALID SALE; BINDING OBLIGATIONS. With respect to the Initial Accounts and the related assignment to be delivered on the Initial Closing Date, this Agreement constitutes or, in the case of Additional Accounts, the related assignment as described in SECTION 2.7(B), when duly executed and delivered, shall constitute a valid sale, transfer and assignment to the Issuer of all right, title and interest of the Seller in, to and under the related Eligible Receivables and the related Collateral Security, whether then existing or thereafter created, and the proceeds thereof, enforceable against creditors of and purchasers from the Seller; and this Agreement when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and, upon the filing of the financing statements described in SECTION 10.2(A) (and, in the case of Eligible Receivables hereafter created in the Accounts in the Pool of Accounts and the proceeds thereof, upon the creation thereof) the Trust shall have a first priority perfected ownership interest in such property, except for Liens permitted under
         SECTION 2.6(A). Except as otherwise provided in this Agreement or the Pooling and Servicing Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Estate.

                           (v) NO VIOLATION. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement by the Seller and the fulfillment of the terms of this Agreement by the Seller shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or any of its properties, except where any such conflict or violation would not have a material adverse effect on its ability to perform its obligations with respect to the Issuer or any Interested Party under this Agreement or the Pooling and Servicing Agreement.

                           (vi) NO PROCEEDINGS. To the Seller's knowledge, there are no Proceedings or investigations pending, or threatened, against the Seller before any Governmental Authority having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Securities, the Indenture, the Trust Agreement, the Custodian Agreement or the Administration Agreement, (B) seeking to

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          prevent  the  issuance  of  the  Securities,  the  execution  of  this
          Agreement or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, the Custodian
          Agreement   or  the   Administration   Agreement,   (C)   seeking  any
          determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Notes, the Certificates, the Indenture, the Trust Agreement, the Custodian Agreement or the Administration Agreement or (D) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

                  (b) REPRESENTATIONS AND WARRANTIES AS TO THE ELIGIBLE RECEIVABLES.

                           (i) GOOD TITLE. No Eligible Receivables included in the Accounts in the Pool of Accounts have been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Eligible Receivables in the Accounts included in the Pool of Accounts pursuant to this Agreement the Seller had good and marketable title to such Receivables, free of any Lien; and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Eligible Receivables in the Accounts included in the Pool of Accounts, free of any Lien.

                           (ii) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Eligible Receivables in the Accounts in the Pool of Accounts shall have been made.

                  (c)      REASSIGNMENT OF ALL RECEIVABLES.

                           (i) If any representation or warranty under SECTION 3.1(A) OR (B) is not true and correct as of the date specified therein and such breach has a material adverse effect on the interests of the Securityholders, then any of the Indenture Trustee, the Owner Trustee and the holders of outstanding Securities evidencing not less than a majority of the Outstanding Amount and a majority of the Voting
         Interests of all outstanding Certificates, by written notice to the Seller with a copy to the Servicer, the Indenture Trustee and the Owner Trustee, may direct the Seller to accept the reassignment of all Receivables held by the Trust and the related Collateral Security pursuant to this SECTION 3.1(C) within 60 days of such notice, or within such longer period specified in such notice and pay the Reassignment Amount on any Distribution Date within such period; PROVIDED, HOWEVER, that no such reassignment shall be made if, prior to the time such reassignment is to occur, the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

                           (ii) Upon the reassignment of all Receivables held by the Trust and the related Collateral Security, subject to the payment to the Trust of the Reassignment Amount, the Trust shall automatically and without further action be deemed to sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all the right,

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         title and  interest  of the Trust in and to such  Receivables  and such related Collateral Security. Each of the Indenture Trustee and the Owner Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as they shall reasonably be requested by the Seller to effect the conveyance pursuant to this
         SECTION 3.1(C).

                           (iii) It is understood and agreed that the obligation of the Seller to repurchase the Receivables (and the related Collateral Security) in the event of a breach of a representation or warranty made in SECTION 3.1(A) OR (B) has occurred and is continuing and the obligation of the Seller to pay the Reassignment Amount therefor shall, if such obligations are fulfilled, constitute the sole remedy against the Seller for such breach available to the Issuer, the Securityholders, the Owner Trustee or the Indenture Trustee.

                  SECTION 3.2 LIABILITY OF SELLER. The Seller shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

                  SECTION 3.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER; AMENDMENT OF CERTIFICATE OF INCORPORATION.

                  (a) Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller or (iv) more than 50% of the voting interests of which is owned directly or indirectly by General Motors, which Person in any of the foregoing cases (other than the Seller as the surviving entity of such merger or consolidation) executes an agreement of assumption to perform every obligation of the Seller under this Agreement shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Seller shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this SECTION 3.3 to the Rating Agencies.

                  (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third or Fourth of its certificate of incorporation or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than as contemplated by the Basic Documents or pursuant to the Intercompany Advance Agreement (without giving effect to any amendment to the Intercompany Advance Agreement after the date hereof, unless the Rating Agency Condition for each series or class of Securities then outstanding was satisfied in connection therewith) if such action would result in a downgrading of the then current rating of any outstanding series or class of Securities by a Rating Agency for such series or class.

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                  SECTION 3.4      LIMITATION ON LIABILITY OF SELLER AND OTHERS.
                                   --------------------------------------------

                  (a) Neither the Seller nor any of the directors, officers, employees or agents of the Seller in its capacity as such shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Seller or any such Person against any liability that would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

                  (b) The Seller and any director, officer or employee of the Seller shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense incurred by reason of such trustee's wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under such agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables and related Collateral Security under this Agreement and that in its opinion may involve it in any expense or liability.

                  SECTION 3.5 SELLER MAY OWN NOTES OR CERTIFICATES. Each of the Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights (except as otherwise specifically provided in the Basic Documents) as it would have if it were not the Seller or an Affiliate thereof. Except as otherwise specifically provided in the Basic Documents, Notes or Certificates so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

                                   ARTICLE IV

               SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE FUNDS;
                          STATEMENTS TO SECURITYHOLDERS

                  SECTION 4.1 ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICING DEFAULT.

                  (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before ______ 15 of each year, beginning ______ 15, 20__, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of ______ 30 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Initial Closing Date to the date of

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such  certificate)  and of its  performance  under this  Agreement and under the
Pooling and Servicing Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

                  (b) The Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under SECTION 8.1. The Seller shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under CLAUSE (B) of
SECTION 8.1.

                  SECTION 4.2        ANNUAL INDEPENDENT ACCOUNTANTS' REPORT.

        (a) The Servicer shall cause a firm of Independent accountants, who may also render other services to the Servicer or the Seller, to deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies on or before ______ 15 of each year, beginning ______ 15, 20__ with respect to the twelve months ended on the immediately preceding ______ 30 (or, with respect to the first such report, such period as shall have elapsed from the Initial Closing Date to the date of such certificate), a report (the "ACCOUNTANTS' REPORT") addressed to the Board of Directors of the Servicer and to the Indenture Trustee and the Owner Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (i) was made in accordance with generally accepted auditing standards, (ii) included tests relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "PROGRAM"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and the Pooling and Servicing Agreement and (iii) except as described in the report, disclosed no exceptions or errors in the records relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report.

                  (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (c) A copy of the Accountants' Report may be obtained by any Securityholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee.

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                  SECTION 4.3 ACCESS TO CERTAIN  DOCUMENTATION  AND  INFORMATION
REGARDING ACCOUNTS AND RECEIVABLES. The Servicer shall provide to the Indenture Trustee and the Owner Trustee reasonable access to the documentation regarding the Accounts in the Pool of Accounts and the Receivables arising thereunder. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this SECTION 4.3 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding any Dealer, and the failure of the Servicer to provide access as provided in this SECTION 4.3 as a result of such obligation shall not constitute a breach of this SECTION 4.3.

                  SECTION 4.4 ENFORCEMENT OF RECEIVABLES. If in any Proceeding it is held that the Servicer may not enforce a Receivable that has been transferred to the Trust on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce such Receivable, including bringing suit in the name of such Person or the names of the Securityholders. The Indenture Trustee and the Owner Trustee agree to the provisions of SECTION 3.02 of the Pooling and Servicing Agreement as such provisions apply to Interested Parties (as used therein).

                  SECTION 4.5 ALLOCATIONS; DISTRIBUTIONS.

                  (a) The Trust, as the holder of the Receivables transferred hereunder, shall be entitled to Principal Collections and Interest Collections to the extent of Trust Principal Collections and Trust Interest Collections and GMAC, as the holder of the Retained Property, shall be entitled to such Principal Collections and Interest Collections in excess thereof. Any Principal Collections or Interest Collections on deposit in the Collection Account which do not represent Trust Principal Collections or Trust Interest Collections shall be paid to GMAC as holder of the Retained Property.

                  (b) The Servicer shall calculate, in a manner consistent with the Indenture (including all Officer's Issuance Certificates) and the Trust Agreement, (i) no later than each Determination Date, Available Trust Interest, the Monthly Servicing Fee, Aggregate Noteholders' Interest, Aggregate Revolver Interest, Aggregate Certificateholders' Interest, any payment due under any Specified Support Arrangement and, for each of the four (4) Determination Dates immediately preceding the Determination Date preceding the Targeted Final Payment Date for the Term Notes, the Required Payment Period Length and, (ii) no later than each Determination Date for the Wind Down Period, an Early Amortization Period, the Payment Period for any series of Notes or, if principal payments are then required to be made (or set aside) under any series of Notes, the Revolving Period, Available Trust Principal, Aggregate Noteholders' Principal, Aggregate Revolver Principal, Aggregate Certificateholders' Principal, the Required Revolver Payment, unreimbursed Trust Charge-Offs, the Trust Defaulted Amount and the Principal Allocation Percentage for each series of Notes, and in each case, all other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account, the Accumulation Accounts, the Note Distribution Account, the Revolver Distribution Account, the Certificate Distribution Account, the

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SWIFT [ ] Reserve Funds and any other Designated  Account on the next succeeding
Distribution Date and (iii) on each Business Day that any series of Notes requires Available Trust Principal to be retained or set aside with respect to such series of Notes, the Principal Allocation Percentage and the maximum amount required to be set aside for such series of Notes. The Servicer shall calculate on a daily basis the Daily Trust Balance, the Daily Trust Invested Amount and all related amounts to the extent necessary to determine the Cash Collateral Amount for such date as described in SECTION 4.5(D).

                  (c) (i) With respect to each Distribution Date and the related Collection Period, the Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to SECTION 3.05 of the Pooling and Servicing Agreement) shall apply Available Trust Interest in the following amounts and in the priority of clauses (1), (2) and (3) below:

         CLAUSE (1) For each Collection Period, the Indenture Trustee will apply Trust Interest Collections together with the other amounts comprising Available Trust Interest for the related Distribution Date in the following order of priority:

                  (a) an amount equal to the Monthly Servicing Fee for such Distribution Date will be paid to the Servicer; and

                  (b) an amount equal to the Trust Interest Allocation for each series of Notes will be made available to that series and applied in clause (2) below.

         CLAUSE (2) On each Distribution Date, the Indenture Trustee will apply the amounts from clause (1)(b), together with the funds specified below, to each series of Notes as follows:

                  (A)      FOR THE [   ] TERM NOTES:

                           (i) the  Indenture  Trustee  will  identify  and make
                  available the amounts identified in the following clauses (A) through (E) below:

                                    (A) the Trust Interest Allocation for the
                           [   ] Term Notes;

                                    (B) the net amount, if any, received by the
                           Trust under the [   ] Term Notes Basis Swap;

                                    (C) all Note Distribution Subaccount
                           Earnings in respect of the [   ] Term Notes;

                                    (D) all Cash Accumulation Account Earnings;
                           and

                                    (E) if the [   ] Term Notes are then in a
                           Cash Accumulation Period and if the amounts specified in the foregoing subclauses (A) through (D) are less

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                           than the [ ] Term Notes  Monthly Carrying Costs for
                           such  Distribution  Date, then the lesser of

                                            (x)  such shortfall,

                                            (y)  the Cash Accumulation Reserve
                                    Fund Release Amount and

                                            (z)  the amount of funds on deposit
                                    in the Cash Accumulation Reserve Fund.

                           The amounts identified and made available pursuant to
                  the foregoing clauses (2)(a)(i)(A) through (E) will be the "[ ] TERM NOTES MONTHLY AVAILABLE AMOUNT" for such Distribution Date.

                           (ii) Next,  the Indenture  Trustee will aggregate and
                  apply the [ ] Term Notes Monthly Available Amount as follows:

                                    (A)     first, the lesser of

                                            (x)     the [   ] Term Notes Monthly
                                    Available Amount and

                                            (y)     the net payment, if any, due
                                    from under the Trust under the [   ] Term
                                    Notes Basis Swap
                            will be paid in accordance with the terms of the
                  [   ] Term Notes Basis Swap; and

                                    (B)     second, the lesser of

                                            (x)     the [   ] Term Notes Monthly
                                    Available Amount remaining after the
                                    application in subclause (A) and

                                            (y)     an amount equal to the [   ]
                                    Term Notes' Noteholders' Interest for the related Distribution Date will be transferred to the Note Distribution Account
                  for payment of interest on the [   ] Term Notes.

                           Any shortfall of the [ ] Term Notes Monthly Available
                  Amount below the [ ] Term Notes Monthly Carrying Costs will be treated as a Series Shortfall for the [ ] Term Notes. Any excess of the [ ] Term Notes Monthly Available Amount over the
                  [ ] Term Notes Monthly Carrying Costs will be treated as Remaining Interest Amounts.

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                  (B)      FOR THE [    ] REVOLVING NOTE:

                           (i) the Indenture Trustee will identify and make available the amounts identified in the following clauses (A) and (B):

                                    (A) the Trust Interest Allocation for the
                           [    ] Revolving Note; and

                                    (B) the net amount,  if any, received by the
                           Trust under the [ ] Revolving Note Basis Swap.

                           The amounts made available  pursuant to the foregoing
                  clauses (2)(b)(i)(A) and (B) will be the "[ ] REVOLVING NOTE MONTHLY AVAILABLE AMOUNT."

                           (ii) Next,  the Indenture  Trustee will aggregate and
                  apply the [ ] Revolving Note Monthly Available Amount as follows:

                                    (A)     first, the lesser of

                                            (x)     the [    ] Revolving Note
                                    Monthly Available Amount and

                                            (y)     the net payment, if any, due
                                    from the Trust under the [ ] Basis Swap

                           will be paid in accordance with the terms of the [  ]
                   Basis Swap; and

                                    (B)     second, the lesser of

                                            (x)      the [    ] Revolving Note
                                    Monthly Available Amount remaining after the application in subclause (A) and

                                            (y)      an amount not to exceed the
                                    [     ] Revolving Note's Noteholders'
                                    Interest for the related Distribution Date

                           will be transferred to the Revolver Distribution
                  Account for payment of interest on the [    ] Revolving Note.

                  Any shortfall of the [ ] Revolving Note Monthly Available Amount below the [ ] Revolving Note Monthly Carrying Costs will be treated as a Series Shortfall for the [ ] Revolving Note. Any excess of the [ ] Revolving Note Monthly Available Amount over the [ ] Revolving Note Monthly Carrying Costs will be treated as Remaining Interest Amounts.

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                  (C) FOR EACH OTHER  SERIES OF NOTES,  in  accordance  with the terms of such series, the Indenture Trustee will apply (x) the Trust Interest Allocation for such series, (y) any amounts received from or owing under Specified Support Arrangements in accordance with the terms of such series of Notes and (z) if such series is a series of Term Notes, Note Distribution Subaccount Earnings, if any, for such series to pay the monthly carrying costs for such series of Term Notes. Shortfalls in such applications will be treated as a Series Shortfall for such series and excess amounts will be treated as Remaining Interest Amounts.

         CLAUSE (3) On each Distribution Date, the Indenture Trustee will aggregate the Remaining Interest Amounts from all series of Notes and apply such amounts in the following order of priority:

                  (a) with respect to any series of Notes which has a Series Shortfall, pro rata on the basis of the respective Series Shortfalls, an amount equal to the Series Shortfall for that series of Notes for that Distribution Date will be transferred to the Note Distribution Account in respect of such series or other applicable account for the payment of amounts owing under the Basis Swap or in respect of interest on such Notes;

                  (b) an amount equal to the net payment, if any, due from the Trust under the [ ] Certificates Basis Swap and under any Basis Swap with respect to any other class of Certificates will be paid in accordance with each such Basis Swap;

                  (c) an amount equal to any Servicer Advances not previously reimbursed will be paid to the Servicer, except as otherwise provided in the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement;

                  (d) an amount equal to any Reserve Fund Deposit Amount for such Distribution Date will be deposited into the Reserve Fund;

                  (e) pro rata among the following amounts specified in (A) and (B) for such Distribution Date,

                           (i) an amount equal to the Cash Accumulation Reserve Fund Deposit Amount will be deposited into the Cash Accumulation Reserve Fund and

                           (ii) an amount  equal to any deposit  required  under
                  the terms of any other Specified Support Arrangements will be deposited into the account designated by the terms of such Specified Support Arrangement;

                  (f) an amount equal to the Aggregate Certificateholders' Interest for such Distribution Date will be transferred to the Certificate Distribution Account;

                  (g) an amount equal to any Trust Defaulted Amount will be treated as Additional Trust Principal on such Distribution Date;


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                  (h) an amount equal to the aggregate amount of unreimbursed
         Trust Charge-Offs will be treated as Additional Trust Principal on such Distribution Date; and

                  (i) an amount  equal to the  Certificate  Reserve Fund Deposit
         Amount  for  such   Distribution   Date  will  be  deposited  into  the
         Certificate Reserve Fund, if any.

                           (ii) To the extent the Monthly Available Amount is not sufficient to make all payments required by clauses (1), (2) and
         (3) of SECTION 4.5(C)(I), then the funds described below will be applied in the following order:

                                    FIRST, if any Monthly  Carrying Costs or any
                           amounts specified in Section 4.5(C)(I)(3)(A), (B) AND
                           (C) remain unpaid, then a "Deficiency Amount" will exist for such Distribution Date, and the Servicer shall make a Servicer Advance equal to such Deficiency Amount to complete the applications pursuant to such Section (but only to the extent that the Servicer, in its sole discretion, expects to recover such Servicer Advance from Remaining Interest Amounts, applied as described above on subsequent
                           Distribution Dates, and from amounts applied to reimburse Servicer Advances pursuant to the terms of any Officer's Issuance Certificate (including Section I(E) of the Officer's Issuance Certificate for the [ ] Term Notes), and such Servicer Advances will be applied to reduce such Deficiency Amount in the priorities set forth above in SECTION 4.5(C)(I) CLAUSES (2) AND (3); and

                                    SECOND, if any Monthly Carrying Costs or any
                           amounts  specified in Section 4.5(c) clauses  (3)(a),
                           (b), (c), (g) and (h) for such Distribution Date (calculated after the adjustment, if any, to Trust Interest Collections described in SUBSECTION (V) below) remain unpaid after the application described in the preceding clause FIRST, then an Unsatisfied Deficiency Amount will exist for such Distribution Date, and the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Fund and apply such funds to reduce such Unsatisfied Deficiency Amount in the priorities set forth in SECTIONS 4.5(C)(I) CLAUSES (1), (2) AND (3); PROVIDED that no amount shall be withdrawn from the Reserve Fund and paid to the Servicer pursuant to SECTION 4.5(C)(I) CLAUSE (3)(C) in order to reimburse the Servicer for Servicer Advances with respect to Receivables that are not Eligible Receivables (as determined by the Servicer in accordance with its servicing procedures) and no amount shall be applied to CLAUSES (3)(D), (E), (F) OR (I) of SECTION 4.5(C)(I).

                           To the extent that, after application of the funds in
                  the Reserve Fund, the full amount of the Trust Defaulted Amount has not been treated as Additional Trust Principal

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



                  pursuant to SECTION 4.5(C)(I) CLAUSE (3)(G), the amount of such deficiency shall be added to unreimbursed Trust Charge-Offs.

                           (iii) To the extent any Available Trust Interest (calculated after the adjustment, if any, to Trust Interest Collections described in SUBSECTION (V) below) is available on any Distribution Date after making the applications described in SECTION 4.5(C)(I), such amount shall be allocated and paid to the Seller as compensation for making the initial and any other deposits into the SWIFT [ ] Reserve Funds.

                           (iv) On each Distribution Date, the Servicer shall pay to GMAC, as the holder of the Retained Property, any Interest Collections for the related Collection Period that do not constitute Trust Interest Collections (calculated after the adjustment, if any, described in SUBSECTION (V) below) to the extent not previously so paid to GMAC.

                           (v) If the Servicer does not make a Servicer Advance in the amount of the full Deficiency Amount for a Distribution Date, the Servicer shall calculate for each Account in the Pool of Accounts in which the full amount of interest due for the related Collection Period was not collected, the product of (i) the amount of interest collected with respect to such Collection Period and (ii) the difference between (A) the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the average daily aggregate principal balance of the Eligible Receivables in such Account during the related Collection Period and the denominator of which is the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in such Account during the related Collection Period and (B) the Trust
         Percentage for such Distribution Date. With respect to each such Account, the absolute value of such amount so calculated shall be (1) added to Trust Interest Collections for such Distribution Date to the extent such amount is greater than zero or (2) subtracted from Trust Interest Collections for such Distribution Date to the extent such amount is less than zero. No adjustment to Trust Interest Collections shall be made with respect to the other Accounts in the Pool of Accounts.

                  (d) The Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on any such date or the related
Determination Date pursuant to SECTION 3.05 of the Pooling and Servicing Agreement, as applicable) shall apply Trust Principal Collections and Available Trust Principal in the following manner:

                           (i) On each Business Day during the Revolving Period, all Trust Principal Collections and Additional Trust Principal shall be applied as follows:

                                    (A) if no  series  of  Notes  is  then  in a
                           Payment Period or a Rapid Amortization Period which is not an Early Amortization Period during which Available Trust Principal is required to be retained or set aside or paid to fund principal payments, then

                                            (1)    if any Servicer Liquidity
                                    Advance for any series of Term Notes is
                                    outstanding, an amount not to exceed

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                                                       -21-
                                    the product of Trust Principal Collections and a fraction, the numerator of which is the outstanding principal balance of such series of Term Notes and the denominator of which is the outstanding principal balance of all Notes as of such Business Day, shall be paid to the Servicer in reimbursement of such Servicer Liquidity Advance and

                                            (2)    all remaining Trust Principal
                                    Collections shall be applied as provided in
                                    Section 4.5(d)(iii);

                                    (B) if one or more  series  of Notes is then
                           in a Payment Period or a Rapid Amortization Period which is not an Early Amortization Period during which Available Trust Principal is required to be retained or set aside or paid to fund principal payments, then

                                            (1)   if  any   Servicer   Liquidity
                                    Advance  is  outstanding  for any  series of
                                    Term  Notes  that  does  not  then   require
                                    Available Trust Principal to be retained or set aside to fund principal payments with respect thereto, an amount not to exceed the product of Trust Principal Collections and a fraction, the numerator of which is the outstanding principal balance of such series of Term Notes, and the denominator of which is the outstanding principal balance of all Notes as of such Business Day, shall be paid to the Servicer in reimbursement of such Servicer Liquidity Advance, and

                                            (2) each such series  that  requires
                                    Available  Trust Principal to be retained or
                                    set aside shall be allocated  its  Principal
                                    Allocation Percentage of the Available Trust
                                    Principal  (prior  to  giving  effect to any
                                    reimbursement of Servicer Liquidity Advances
                                    with   respect  to  such   series  for  such
                                    Business Day) and such amounts shall,

                                                     FIRST, be applied to
                                            reimburse the Servicer for any
                                            outstanding Servicer Liquidity
                                            Advances, if any, related to such
                                            series and,

                                                     SECOND,  (and to the extent
                                            specified in the Officer's  Issuance
                                            Certificate  with  respect  to  such
                                            series), be retained or set aside in
                                            the   account   specified   in   the
                                            Officer's Issuance  Certificate with
                                            respect to such series, and

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



                                    (3) any  amounts  in  excess  of the  amount
                           required to be reimbursed, retained or set aside in the foregoing clauses (1) and (2) shall be applied as provided in Section 4.5(d)(iii);

                           (ii) On each Business Day during the Revolving Period, proceeds from the issuance of Securities and additional borrowings under any Revolving Notes shall be applied

                                    (A)    first, if so directed by the Seller,
                           to the payment of principal of any series of Notes then in a Payment Period,

                                    (B)    second, if so directed by the Seller,
                           to the reimbursement of Servicer Liquidity Advances and

                                    (C)    thereafter, as provided in SECTION
                            4.5(D)(III);

                           (iii) On each Business Day during the Revolving Period, after making the applications specified in SECTIONS 4.5(D)(I) and 4.5(D)(II), the Indenture Trustee shall apply the amounts in the Collection Account in respect of Trust Principal Collections for such Business Day, the Cash Collateral Amount from the prior Business Day, proceeds from the issuance of Securities and additional borrowings under the Revolving Notes, and (if such Business Day is a Distribution
         Date) Additional Trust Principal as follows:

                                    (A) the Indenture Trustee shall set aside in
                           the Collection Account as the Cash Collateral Amount such amount of funds as is necessary to maintain Trust Equilibrium, and

                                    (B) the  Indenture  Trustee  shall apply any
                           remaining such funds, if so directed by the Seller in its sole discretion, to Trust Receivables Purchases or to make payments of principal on any series of Revolving Notes (to the extent permitted under the Officer's Issuance Certificate with respect to such Revolving Notes);

                           (iv) On each Business Day during the Wind Down Period or an Early Amortization Period, the Indenture Trustee shall

                                    (A)    with respect to each series of Notes,

                                            (1)   allocate to such series its
                                    Principal Allocation Percentage of Available
                                    Trust Principal for such Business Day,

                                            (2)  unless  otherwise  set forth in
                                    the  Officer's  Issuance   Certificate  with
                                    respect   to   such   series,    after   the
                                    reimbursement  of  any  Servicer   Liquidity
                                    Advance with

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



                                    respect to such series, set aside in the account specified in the Officer's Issuance Certificate for such series its Principal Allocation Percentage of Available Trust Principal, and

                                            (3)  on  each  related  Distribution
                                    Date pay the  amounts  set aside  along with
                                    the Principal Allocation Percentage for such
                                    series of Available Trust Principal for such
                                    Distribution   Date  as   provided   in  the
                                    Officer's Issuance Certificate with respect to such series of Notes;

                                    (B) to the  extent  of any  Available  Trust
                           Principal remaining after the applications described in the preceding clause (A), allocate such amounts to Priority Payment Amounts and distribute them as specified in the applicable Officer's Issuance Certificate or Certificate Issuance Order;

                                    (C) to the  extent  of any  Available  Trust
                           Principal remaining after the applications described in the preceding clauses (A) and (B), allocate to the Certificates any remaining amounts up to the Aggregate Certificate Principal for the related Distribution Date and pay to the Certificateholders the amounts set aside along with any unallocated Available Trust Principal for such Distribution Date; and

                                    (D) to the  extent  of any  Available  Trust
                           Principal remaining after the applications described in the preceding clauses (A) through (C), pay such amounts to the Seller.

                           (v) The Indenture Trustee shall not make payments of principal with respect to the Certificate Balance on any Certificates until all Term Notes and all Revolving Notes are paid in full (or otherwise fully provided for) and any Priority Payment Amount, if any, has been paid in full.

                  (e) Unless otherwise set forth in the Officer's Issuance Certificate with respect to a series of Term Notes, if the terms of any series of Term Notes provide for a Servicer Liquidity Advance in the event a Required Payment on such series cannot be made from other available funds, then to the extent that a Required Payment for any Distribution Date during a Payment Period for such series cannot be made as provided by the terms of such series (after giving effect to all issuances of securities and additional borrowings under the Revolving Notes on such Distribution Date), the Servicer shall make a Servicer Liquidity Advance in an amount sufficient to complete such series' Required Payment, to the extent that the Servicer, in its sole discretion, expects to recover such Servicer Liquidity Advance from subsequent Trust Principal Collections allocated as provided in SUBSECTION 4.5(D)(I), and such Servicer Liquidity Advance shall be used to make such Required Payment.

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                  (f) On each  Distribution  Date for the Wind Down Period or an
Early Amortization Period, the Seller shall (or shall use reasonable efforts to cause GMAC on its behalf to) deposit in the Collection Account an amount equal to the Supplemental Principal Allocation for such Distribution Date. The Seller shall be entitled to reimbursement of the aggregate amount of Supplemental Principal Allocations for all Distribution Dates following the payment in full of all Securities. The Trust's obligation to so reimburse the Seller shall be limited to collections on Receivables (as and when such amounts are received) and amounts on deposit in the Reserve Fund.

                  (g) To the extent unreimbursed Trust Charge-Offs for any Distribution Date exceed the Certificate Balance (calculated without reduction for Trust Charge-Offs), such excess shall be applied to reduce the Outstanding Amount attributable to each series of Notes, pro rata on the basis of the Outstanding Amount attributable to each such series (calculated without reduction for Trust Charge-Offs after giving effect to any amounts to be paid on such Distribution Date).

                  SECTION 4.6 SWIFT [ ] RESERVE FUNDS AND THE RESERVE FUND.

                  (a) Each of the SWIFT [ ] Reserve Funds shall include the money and other property deposited and held therein pursuant to this SECTION 4.6 and SECTION 4.5. The Seller shall make such deposits into any of the SWIFT [ ] Reserve Funds on the Initial Closing Date and from time to time thereafter in connection with the issuance of Additional Securities or an increase in the Specified Maximum Revolver Balance (at which time the formula for the Reserve Fund Required Amount or the required amount for any other SWIFT [ ] Reserve Fund may be adjusted) as are specified herein or in any Officer's Issuance Certificate or Certificate Issuance Order. None of the SWIFT [ ] Reserve Funds shall under any circumstances be deemed to be part of or otherwise included in the Trust.

                  (b) On the Initial Closing Date, the Seller shall deposit the Reserve Fund Initial Deposit into the Reserve Fund. In addition, the Seller, in its sole discretion, may at any time make an additional deposit into the Reserve Fund in an amount up to 1% of the Maximum Pool Balance as of the date such additional deposit is to be made. If the amount on deposit in the Reserve Fund on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Reserve Fund Required Amount for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Seller, unless otherwise agreed to by the Seller.

                  (c) In order to provide for timely payments in accordance with
SECTION 4.5 and the terms of any Securities, to assure availability of the amounts maintained in the Reserve Fund for the benefit of the Noteholders and the Servicer, and as security for the performance by the Seller of its obligations hereunder, the Seller on behalf of itself and its successors and assigns, hereby pledges to the Indenture Trustee and its successors and assigns, all its right, title and interest in and to (i) the Reserve Fund and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in the Reserve Fund (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and (ii) the Reserve Fund Initial Deposit and all proceeds thereon ((i) and (ii), collectively, the "RESERVE FUND PROPERTY"), to have and to hold all the aforesaid property, rights and privileges unto the Indenture Trustee, its

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successors and assigns,  in trust for the uses and purposes,  and subject to the terms and provisions, set forth in this SECTION 4.6. The Indenture Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Agreement. By its authentication of any series of Notes issued pursuant to an Officer's Issuance Certificate, the Indenture Trustee shall acknowledge and accept such trusts as are specified therein with respect to any SWIFT [ ] Reserve Fund established thereunder.

                  (d) Each of the Seller and the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Indenture Trustee, in order to perfect the interests created by this SECTION 4.6 and any Officers' Issuance Certificate in any SWIFT [ ] Reserve Fund and otherwise fully to effectuate the purposes, terms and conditions of this SECTION 4.6 and any Officer's Issuance Certificate. The Seller shall:

                           (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest; and

                           (ii) make the necessary filings of financing statements or amendments thereto within sixty days after the occurrence of any of the following: (A) any change in their respective corporate names or any trade names, (B) any change in the location of their respective chief executive offices or principal places of business and
         (C) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify the Indenture Trustee of any such filings.

                  SECTION 4.7 NET DEPOSITS.

                  (a) The Servicer, the Seller, the Indenture Trustee and the Owner Trustee may make any remittances pursuant to this ARTICLE IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

                  (b) Notwithstanding anything in this Agreement or the Indenture (including all Officer's Issuance Certificates) to the contrary, for so long as the conditions specified in the first sentence of SECTION 6.2(B) are satisfied, the Servicer, the Seller, the Indenture Trustee and the Owner Trustee shall not be required to make any distributions, deposits or other remittances in respect of any Notes or to the related Distribution Account pursuant to this
ARTICLE IV (including deposits by the Servicer into the Collection Account) which are to be made on an Exempt Deposit Date with respect to such Notes. Distributions, deposits and other remittances on Exempt Deposit Dates which are not required to be made by virtue of the preceding sentence shall nonetheless be accounted for as having been distributed, deposited or remitted for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on such Exempt Deposit Date or the next

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succeeding  Payment Date. On the Payment Date next succeeding any Exempt Deposit
Date on which any of the Servicer, the Seller, the Indenture Trustee or the Owner Trustee did not make distributions, deposits and other remittances in reliance upon the second preceding sentence, each such Person shall be required to distribute, deposit or otherwise remit the cumulative amount of all such distributions, deposits and other remittances for such Payment Date and the immediately preceding Exempt Deposit Date or Dates in respect of such Notes and the related Distribution Account.

                  SECTION 4.8 STATEMENTS TO SECURITYHOLDERS.

                  (a) On or before each Distribution Date, the Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each Certificateholder to be made on such date and the Indenture Trustee shall include with each distribution to each Term Noteholder and each Revolving Noteholder to be made on such date, a statement (which statement shall also be provided to the Rating Agencies) prepared by the Servicer based on information in the Servicer's Accounting furnished pursuant to SECTION 3.05 of the Pooling and Servicing Agreement. Except as otherwise set forth in the Officer's Issuance Certificate with respect to any series of Notes, each such statement to be delivered to Securityholders shall set forth the following information concerning the Term Notes, the Revolving Notes or the Certificates, as appropriate, with respect to such Distribution Date or the preceding Collection
Period:

                           (i) the amount, if any, of the distribution allocable to principal on each series of Term Notes and Revolving Notes and to the Certificate Balance;

                           (ii) the amount, if any, of the distribution allocable to interest on or with respect to each series or class of Securities;

                           (iii) the aggregate Outstanding Amount for each series of Term Notes, the Outstanding Amount of the Revolving Notes and the Certificate Balance, each as of such date and after giving effect to all payments reported under clause (i) above (or, in the case of any Revolving Notes during the Revolving Period, unless principal payments thereon are required on such Distribution Date, as of the last day of such Collection Period);

                           (iv) the amount of outstanding Servicer Advances on such date;

                           (v) the amount of the Monthly Servicing Fee paid to the Servicer with respect to the related Collection Period or Periods, as the case may be;

                           (vi) the per annum interest rate for the next Distribution Date or Payment Date, as the case may be, for any series or class of Securities with a variable or adjustable interest rate;

                           (vii) the amount, if any, withdrawn from or credited
         to each of the SWIFT [   ] Reserve Funds;


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                           (viii)  the   accumulated   interest  and   principal
         shortfalls, if any, on each series or class of Securities and the change in each of such amounts from the preceding Payment Date or Distribution Date, as the case may be;

                           (ix) the Trust Charge-Offs allocated to each series or class of Securities and the change in such amounts from the preceding Payment Date or Distribution Date, as the case may be; and

                           (x) the balance of each of the SWIFT [ ] Reserve Funds, if any, on such date after giving effect to changes therein or any distributions therefrom on such date.

Each amount set forth pursuant to clauses (i), (ii) and (viii) above with respect to the Term Notes or the Certificates shall be expressed as a dollar amount per $1,000 of initial principal amount of the Term Notes or of Certificate Balance, as applicable.

                  (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Indenture Trustee and the Owner Trustee shall furnish (or cause to be furnished), to each Person who at any time during such calendar year shall have been a holder of record of Notes or Certificates, respectively, and received any payment thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such Securityholder to prepare its federal income tax returns.

                  (c) A copy of each statement provided pursuant to SECTION 4.8(A) shall be made available for inspection at the Corporate Trust Office.

       SECTION 4.9 NEW ISSUANCES; CHANGES IN SPECIFIED MAXIMUM REVOLVER BALANCE.
                   ------------------------------------------------------------

                  (a) The Seller may from time to time after the Initial Closing Date direct the Indenture Trustee or the Owner Trustee, as applicable, on behalf of the Trust, to issue one or more series of Term Notes or Revolving Notes, or Revolving Notes of any series outstanding pursuant to the Indenture or increase or decrease the Specified Maximum Revolver Balance or issue additional Certificates (including Certificates of a different class) pursuant to the Trust Agreement. Except as otherwise provided in any supplement hereto or any Officer's Issuance Certificate or Certificate Issuance Order, the Term Notes of all outstanding series, the Revolving Notes of all outstanding series and the Certificates of all outstanding classes shall be equally and ratably entitled as and to the extent provided herein to the benefits of this Agreement, the Indenture and the Pooling and Servicing Agreement without preference, priority or distinction.

                  (b) The obligation of the Indenture Trustee or the Owner Trustee, as applicable, to issue Term Notes or Revolving Notes of a new series, to increase or decrease the Specified Maximum Revolver Balance (including any Series Specified Maximum Revolver Balance) or to issue any additional Certificates and to execute and deliver any related documents, including a supplement hereto or to the Indenture, is subject to the following conditions:

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                           (i) on or before the fifth  Business Day  immediately
         preceding the related Closing Date, the Seller shall have given the Indenture Trustee, the Owner Trustee, the Servicer and each Rating Agency notice of such issuance or of such increase or decrease in the Specified Maximum Revolver Balance and the Closing Date;

                           (ii) with respect to the issuance of a new series of Term Notes or Revolving Notes, the Seller shall have delivered to the Indenture Trustee and the Owner Trustee the related supplement and/or Officer's Issuance Certificate, in form reasonably satisfactory to such Trustees;

                           (iii) with respect to the issuance of Certificates, the Seller shall have delivered to the Owner Trustee the related Certificate Issuance Order, in form reasonably satisfactory to the Owner Trustee;

                           (iv) the Seller shall have delivered to the Indenture Trustee or the Owner Trustee, as applicable, any related Specified Support Arrangement executed by each of the parties thereto, other than such Trustee;

                           (v) the Rating Agency Condition shall have been satisfied with respect to such issuance or increase in the Specified Maximum Revolver Balance; PROVIDED that any decrease in the Specified Maximum Revolver Balance shall not be subject to such condition;

                           (vi) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee a certificate of a Vice President or more senior officer, dated the Closing Date, to the effect that the Seller reasonably believes that such issuance or increase or decrease shall not result in the occurrence of an Early Amortization Event;

                           (vii) after giving effect to all issuances of Securities and all changes in the Specified Maximum Revolver Balance on the Closing Date, the quotient of (A) the outstanding Certificate Balance of all then outstanding Certificates over (B) the Maximum Pool Balance shall equal or exceed the Specified Certificate Percentage; and

                           (viii) with respect to the issuance of additional Certificates (unless otherwise agreed by the holders of all outstanding Certificates or unless the Rating Agency Condition is satisfied) the initial Certificate Balance of the Certificates to be issued on the Closing Date shall be less than or equal to the lowest Certificate Balance outstanding at all times during the twelve-month period preceding such issuance.

Upon satisfaction of the above conditions with respect to the issuance of additional Term Notes or Revolving Notes, the Indenture Trustee shall, to the extent necessary, execute a supplement to the Indenture and execute and authenticate such Term Notes or Revolving Notes pursuant to the Indenture. Upon satisfaction of the above conditions with respect to the increase or decrease of the Specified Maximum Revolver Balance, the Indenture Trustee shall, to the extent necessary, amend the Revolving Notes or the Indenture. Upon satisfaction of the above conditions with respect to the issuance of additional Certificates, the Owner Trustee shall execute and authenticate such additional

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Certificates   pursuant  to  the  Trust  Agreement.   In  any  such  case,  upon
satisfaction of the above conditions, and upon payment in full of any series of Term Notes, the Owner Trustee shall, to the extent necessary, terminate, amend or modify the terms of any Specified Support Arrangements (including the Basis Swaps) and enter into additional Specified Support Arrangements.

                                    ARTICLE V
                                  SERVICING FEE

                  SECTION 5.1 SERVICING COMPENSATION. The Monthly Servicing Fee shall be payable to the Servicer, in arrears, on each Distribution Date through and including the Distribution Date on which the final distribution on the Securities is made, in an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the average daily balance of the Daily Trust Invested Amount for the related Collection Period; PROVIDED, HOWEVER, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to the product of (a) [ ]/360 of the Servicing Fee Rate and (b) the average daily balance of the Daily Trust Invested Amount during the period from and including the Initial Cut-Off Date through and including the last day of the Collection Period in which the Initial Cut-Off Date occurs.

                                   ARTICLE VI
                      SECURITYHOLDER ACCOUNTS; COLLECTIONS,
                       DEPOSITS AND INVESTMENTS; ADVANCES

                  SECTION 6.1  ESTABLISHMENT OF ACCOUNTS; DEPOSITS; INVESTMENTS.

                  (a) (i) The Servicer, for the benefit of the Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible
Deposit Account known as the Superior Wholesale Inventory Financing Trust [ ] Collection Account (the "COLLECTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

                           (ii) The Servicer, for the benefit of the Term Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust [ ] Note Distribution Account (the "NOTE DISTRIBUTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Term Noteholders. Upon the commencement of a Payment Period for a series of Term Notes, the Servicer, for the benefit of the Term Noteholders, shall establish a subaccount of the Note Distribution Account (a "NOTE DISTRIBUTION SUBACCOUNT") (which account may be kept only on the books of the Trust) in which to maintain all the funds deposited in the Note Distribution Account in respect of principal for the series of Term Notes beginning its Payment Period.

                           (iii) The Servicer, for the benefit of the Revolving Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale

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          Inventory  Financing  Trust [ ]  Revolver  Distribution  Account  (the
          "REVOLVER DISTRIBUTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Revolving Noteholders.

                           (iv) Pursuant to the Trust Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain at [ ] in the name of the Issuer an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust [ ] Certificate Distribution Account (the "CERTIFICATE DISTRIBUTION ACCOUNT") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                           (v) The Servicer, for the benefit of the Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust [ ] Reserve Fund (the "RESERVE FUND") bearing an additional designation clearly indicating that the
         funds   deposited   therein   are   held   for  the   benefit   of  the
         Securityholders.

                           (vi) The Servicer, for the benefit of the respective Noteholders, shall establish and maintain in the name of the Indenture Trustee any Eligible Deposit Accounts and subaccounts as set forth in the Officer's Issuance Certificates with respect to such series of Notes (each, an "ACCUMULATION ACCOUNT", and together with the Cash Accumulation Account, the "ACCUMULATION ACCOUNTS"), each bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders of such series of Notes.

                           (vii) If Certificates are issued to a non-Affiliate of the Seller, the Servicer, for the benefit of such
         Certificateholders, may establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust [ ] Certificate Reserve Fund (the "CERTIFICATE RESERVE FUND") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of such Certificateholders. As of the Initial Closing Date, there is no Certificate Reserve Fund.

                  (b) (i) Each of the Designated Accounts shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee and any securities of the Indenture Trustee have a credit rating from each Rating Agency then rating such securities in one of its generic rating categories that signifies investment grade. All amounts held in the Designated Accounts (other than the Cash Accumulation Account and any other Designated Account with respect to a series of Notes specified otherwise in the Officer's Issuance Certificate with respect to such Series of Notes) (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to SECTION 6.2) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the

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Servicer  (provided,  however,  with  respect  to a series  of Term  Notes,  the
Officer's Issuance Certificate with respect to such series of Term Notes may provide that under specified conditions a person other than the Servicer shall direct the investment of funds in deposit in the Designated Accounts with respect to such series of Term Notes on the terms set forth in such Officer's Issuance Certificate), by such bank or trust company in Eligible Investments (in the name of the Indenture Trustee or its nominee). Such written direction shall constitute certification by the Servicer (or such other Person) that any such investment is authorized by this SECTION 6.1. Funds deposited in each of the Reserve Funds shall be invested in Eligible Investments and except, and then only to the extent, as shall be otherwise permitted by the Rating Agencies, such investments shall not be sold or disposed of prior to their maturity. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts (A) to be moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating, or (B) so long as any securities of the Indenture Trustee have a credit rating from each Rating Agency then rating such securities in one of its generic rating categories that signifies investment grade, to be moved to the corporate trust department of the Indenture Trustee. On each Distribution Date, Shared Investment Proceeds shall be included in Available Trust Interest and applied as set forth in SECTION 4.5(C). The Indenture Trustee or the other Person holding the Designated Accounts as provided in this Section 6.1(b)(i) shall be the "Securities Intermediary." If the Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 6.1 and an Opinion of Counsel that such Person can perform such Obligations.

                           (ii) With respect to the Designated Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                                    (A) Any Designated  Account Property that is
                  held in deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

                                    (B)  All   securities   or  other   property
                  underlying any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

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                                    (C) All property delivered to the Securities
                  Intermediary  pursuant to this Agreement will be credited upon
                  receipt  of  such  property  to  the  appropriate   Designated
                  Account.

                                    (D)   Each   item   of   property   (whether
                  investments, investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

                                    (E)   If  at   any   time   the   Securities
                  Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Servicer, the Seller or any other Person.

                                    (F)  The   Designated   Accounts   shall  be
                  governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

                                    (G)  The  Securities  Intermediary  has  not
                  entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in
                  Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in SECTION 6.1(B)(II)(E) hereof.

                                    (H) Except for the  claims and  interest  of
                  the Indenture Trustee in the Designated Accounts, the Securities Intermediary has no knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

                                    (I) The Securities Intermediary will
                  promptly send copies of all statements, confirmations and other correspondence concerning the Designated Accounts

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                  and/or any Designated  Account  Property  simultaneously  to each of the Servicer and the Indenture Trustee, at the addresses set forth in APPENDIX B to this Agreement.

                                    (J) The  Indenture  Trustee  shall  maintain
                  each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

                                    (K) The Servicer or other  Person  directing
                  the investment of funds in the Designated Accounts shall not direct the Indenture Trustee to:

                                            (1) invest in any Physical Property,
                                    any  Uncertificated  Security  that is not a
                                    Federal    Book-Entry    Security   or   any
                                    Certificated  Security  unless the Indenture
                                    Trustee takes Delivery of such item; or

                                            (2)    invest   in   any    Security
                                    Entitlement or Federal Book-Entry Security unless the Indenture Trustee obtains Control over such investment.

                           (iii) The Servicer shall have the power, revocable by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                           (iv) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Proceeds). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the exclusive dominion and control of the Indenture Trustee for the benefit of the Securityholders and the Indenture Trustee shall have sole signature power and authority with respect thereto.

                           (v) The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (c) Pursuant to the Trust Agreement, the Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (except Investment Proceeds). Except as otherwise provided

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herein or in the Trust Agreement,  the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. All amounts in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by the bank or trust company at which the Certificate Distribution Account is maintained in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this SECTION 6.1(C). Investments in Eligible Investments shall be made in the name of the Owner Trustee or its nominee. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall cause the Owner Trustee to transfer any cash and/or any investments in the old Certificate Distribution Account to such new Certificate Distribution Account.

                  (d) The Indenture Trustee, the Owner Trustee, the Securities Intermediary and each other Eligible Deposit Institution with whom a Designated Account or the Certificate Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

                  SECTION 6.2  COLLECTIONS.

                  (a) Except as otherwise provided in SECTION 6.2(B), the Servicer shall deposit Collections into the Collection Account as promptly as possible after the date such Collections are processed by the Servicer, but in no event later than the second Business Day after such processing date.

                  (b) Notwithstanding anything in this Agreement to the contrary, for so long as

                           (i)    GMAC is the Servicer,

                           (ii) no Servicing Default has occurred and is continuing,

                           (iii) (A) GMAC maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's,

                                  (B) GMAC arranges for and maintains a letter of credit or other form of Specified Support Arrangement in respect of the Servicer's obligations to make deposits of Collections in the Collection Account that is acceptable in form and substance to each Rating Agency or

                                    (C)  GMAC  otherwise   obtains  the  written
                  confirmation from each Rating Agency that the failure by GMAC to make daily deposits shall not result in a downgrade, suspension or withdrawal of the rating of any outstanding series or class of Securities with respect to which it is a Rating Agency, and

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                           (iv) no Daily Remittance Period specified in the
         Officer's Issuance Certificate of any series of Notes is in effect

(each of clause (i), (ii), (iii) and (iv), a "MONTHLY REMITTANCE CONDITION"), then, subject to any limitations in the confirmations described in (C) above, if then applicable, the Servicer need not deposit Trust Principal Collections and Trust Interest Collections into the Collection Account on a daily basis during a Collection Period or make the deposits on any dates during such Collection Period otherwise specified in SECTIONS 2.1(D), 2.6(B) and 2.7(B)(III), but may make a single deposit into the Collection Account in same-day or next-day funds not later than 12:00 noon, New York City time, on the Business Day immediately preceding the related Distribution Date (or, with the consent of the Indenture Trustee, in same-day funds not later than 10:00 a.m., New York City time, on a Distribution Date) in a net amount equal to the amount which would have been on deposit in the Collection Account on such Distribution Date; PROVIDED that the amount of the Cash Collateral Amount for the last day of any Collection Period shall be deposited into the Collection Account (to the extent not already on deposit therein) no later than the second Business Day of the following Collection Period. If and so long as a Monthly Remittance Condition ceases to be satisfied, the Servicer shall commence, if not already doing so, making deposits in accordance with SECTION 6.2(A) no later than the first day of the first Collection Period that begins at least two Business Days after the day on which such Monthly Remittance Condition ceases to be satisfied.

                                   ARTICLE VII
                       LIABILITIES OF SERVICER AND OTHERS

                  SECTION 7.1 LIABILITY OF SERVICER; INDEMNITIES.

                  (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer in its capacity as Servicer. Such obligations shall include the following:

                           (i) The  Servicer  shall  indemnify,  defend and hold
         harmless the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of any Eligible Receivables to the Issuer hereunder or the issuance and original sale of any Securities, or asserted with respect to ownership or sale of any Eligible Receivables in the Accounts in the Pool of Accounts or the Securities, or federal or other income taxes arising out of distributions or receipt of payment on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

                           (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense,

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         loss, claim,  damage or liability arose out of, or was imposed upon the
         Indenture Trustee, the Owner Trustee, the Issuer or the Securityholders through the negligence, wilful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement; and

                           (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Owner Trust Estate, and the Trust Agreement (in case of the Owner Trustee), including the administration of the Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the wilful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in SECTION 6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in SECTION 6.6 of the Trust Agreement or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of successor Servicer hereunder.

                  (b) Indemnification under this SECTION 7.1 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this
SECTION 7.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

     SECTION 7.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. Any Person (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer or (d) more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors and which is otherwise servicing dealer receivables, which Person in any of the foregoing cases (other than the Servicer as the surviving entity of any such merger or consolidation) executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer

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shall provide notice of any merger, consolidation or succession pursuant to this
SECTION 7.2 to the Rating Agencies.

                  SECTION 7.3 LIMITATION ON LIABILITY OF SERVICER AND OTHERS.

                  (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as such shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

                  (b) The Servicer and any director, officer or employee of the Servicer shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense (including, without limitation, any obligation of the Servicer to the Indenture Trustee pursuant to SUBSECTION 7.1(A)(III)(Y) OR (Z)) incurred by reason of the Owner Trustee's wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements.

                  (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables arising under the Accounts in the Pool of Accounts in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may cause it to incur any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents and the rights and duties of the parties to the Basic Documents and the interests of the Securityholders under the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor.

                  (d)  The  Applicable  Trustee  shall  distribute  out  of  the
Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to SUBSECTION 7.3(C) not therefor reimbursed; PROVIDED, HOWEVER, that the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Fund (after giving effect to all withdrawals pursuant to SECTION 4.5, on such Distribution Date) is less than the Reserve Fund Required Amount.

                  SECTION 7.4 DELEGATION OF DUTIES. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the

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Pooling  and  Servicing  Agreement  to any  Person  more than 50% of the  voting interests of which is owned,  directly or  indirectly,  by General  Motors.  The
Servicer  may  at  any  time  perform   specific  duties  as  Servicer   through
sub-contractors who are in the business of servicing dealer floor plan automotive or similar receivables; PROVIDED, HOWEVER, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

                  SECTION 7.5 SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 7.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer under the Basic Documents in accordance with SECTION 7.2.

                                  ARTICLE VIII
                                     DEFAULT

                  SECTION 8.1 SERVICING DEFAULTS. Each of the following shall constitute a "Servicing Default":

                  (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee or the Owner Trustee to make any required distribution therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

                  (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement, which failure (i) materially and adversely affects the rights of Securityholders and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee, or to the Servicer, the Indenture Trustee and the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or after discovery of such failure by an officer of the Servicer;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement proves to have been incorrect when made and such inaccuracy has a material adverse effect on the rights of the Securityholders

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and such  material  adverse  effect  continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee; or

                  (d) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Servicer, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (e) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of all or substantially all of its obligations.

                  Notwithstanding the foregoing, there shall be no Servicing Default where a Servicing Default would otherwise exist due to a delay in or failure of performance under SECTION 8.1(A) for a period of 10 Business Days, or under SECTION 8.1(B) OR (C) for a period of 60 days, if the delay or failure giving rise to such Servicing Default was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Pooling and Servicing
Agreement and the Servicer shall provide the Indenture Trustee, the Owner Trustee, the Seller and the Securityholders with prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

                  SECTION 8.2 CONSEQUENCES OF A SERVICING DEFAULT. If a Servicing Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount attributable to such Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged with respect thereto, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date), by notice then given in writing to the Servicer and the Owner Trustee and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all, but not less than all, of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates, the Accounts in the Pool of Accounts, the related Receivables (including those held by the Trust and those retained by GMAC) or otherwise, shall pass to and be vested in the Indenture

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Trustee pursuant to and under this SECTION 8.2. The Indenture  Trustee is hereby authorized  and  empowered  (upon the failure of the Servicer to  cooperate)  to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables arising under the Accounts in the Pool of Accounts and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture
Trustee  and  the  Owner   Trustee  in   effecting   the   termination   of  the
responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all Collections that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note
Distribution   Account,  the  Revolver  Distribution  Account,  the  Certificate
Distribution Account or any other Designated Account or thereafter received with respect to the Receivables in the Accounts in the Pool of Accounts that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer, as described in SECTION 8.6, reimbursements for any outstanding Servicer Advances made during the period prior to the notice pursuant to this SECTION 8.2 which terminates the obligation and rights of the Servicer under this Agreement. To the extent that compliance with this SECTION 8.2 shall require the Servicer to disclose to the successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

                 SECTION 8.3 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  (a) On and after the time the Servicer receives a notice of termination pursuant to SECTION 8.2, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given. Notwithstanding the above, the Indenture Trustee may, if it is unwilling to so act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction for the appointment of, a successor (i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's of at least Baa3 (unless such requirement is expressly waived by Moody's) and (iii) whose regular business includes the servicing of dealer floor plan automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement (except that such successor shall not be liable for any liabilities incurred by any predecessor Servicer). Any successor to the Servicer shall automatically agree to be bound by the terms and provisions of any Specified Support Arrangement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the

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compensation of such successor out of Collections as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

                  (b) All authority and power granted to any successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to SECTION 7.1 of the Trust Agreement, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the successor Servicer under this Agreement and the Pooling and Servicing Agreement. The successor Servicer shall transfer to the Seller its electronic records relating to the Accounts and the Receivables serviced hereunder in such electronic form as the Seller may reasonably request and shall transfer to the Seller all other records, correspondence and documents in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this SECTION 8.3 shall require the successor Servicer to disclose to the Seller information of any kind which the successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the successor Servicer shall deem necessary to protect its interests.

                  SECTION  8.4   NOTIFICATION  TO   SECURITYHOLDERS.   Upon  any
termination of, or appointment of a successor to, the Servicer  pursuant to this
Article VIII, the Indenture Trustee shall give prompt written notice thereof to the Term Noteholders, the Revolving Noteholders, the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

                  SECTION 8.5 WAIVER OF PAST DEFAULTS. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) voting as a single class, may, on behalf of all Securityholders, waive any default by the Servicer in the performance of its obligations hereunder and under the Pooling and Servicing Agreement and its consequences, except a Servicing Default under
SECTION 8.1(A) of this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 8.6 REPAYMENT OF ADVANCES. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Servicer Advances in the manner specified in SECTION 4.5, with respect to all previously unreimbursed Servicer Advances made by such predecessor Servicer prior to the reimbursement of any Servicer Advances made by the successor Servicer.

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                                   ARTICLE IX
                     EARLY AMORTIZATION EVENTS; TERMINATION

                  SECTION 9.1 EARLY AMORTIZATION EVENTS. If any one of the following events shall occur:

                  (a) an Insolvency Event with respect to the Seller or the Servicer (or GMAC, if it is not the Servicer);

                  (b) General Motors shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or General Motors shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer or consent; or General Motors shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or General Motors shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                  (c) any order for relief  against  General  Motors  shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of General Motors under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of General Motors or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

                  (d) failure on the part of the Seller, the Servicer or GMAC, as applicable, (i) to pay (or set aside for payment) pursuant to SECTION 4.5(D)(II), (III) AND (IV) all amounts required to be paid as principal on any Notes or distributed as Certificate Balance on any Certificates on the applicable Stated Final Payment Date;

                  (e) failure on the part of the Seller, the Servicer or GMAC, as applicable, to duly observe or perform in any material respect any other covenants or agreements of the Seller, the Servicer or GMAC, as the case may be, set forth in this Agreement or the Pooling and Servicing Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Indenture Trustee or the Owner Trustee to the Seller, PROVIDED, HOWEVER, that no Early Amortization Event shall be deemed to occur if the Receivables affected by such failure are repurchased by the Seller or the Servicer or GMAC (if GMAC is not the Servicer), as applicable, in accordance with the Basic Documents;

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                  (f) any representation or warranty made by GMAC in the Pooling and Servicing Agreement or the Seller in this Agreement or any information contained on the Schedule of Accounts, (i) shall prove to have been incorrect in any material respect when made or when delivered, and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee or the Owner Trustee and
(ii) as a result of such incorrectness the interests of the Securityholders are materially and adversely affected, PROVIDED, HOWEVER, that no Early Amortization
Event   shall  be  deemed  to  occur  if  the   Receivables   relating  to  such
representation or warranty are repurchased by GMAC or the Seller, as applicable, in accordance with the Basic Documents;

                  (g) on any Distribution Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 25%;

                  (h) on any three consecutive Distribution Dates, the amount on deposit in the Reserve Fund is less than the Reserve Fund Required Amount;

                  (i) on any Distribution Date, as of the last day of the related Collection Period, the aggregate principal balance of Receivables owned by the Trust which were advanced against Used Vehicles exceeded 20% of the Daily Trust Balance (for purposes of this clause (i), General Motors vehicles that are sold to daily rental car operations, repurchased pursuant to General Motors repurchase agreements and subsequently sold at auction to a General Motors-franchised dealer shall not be considered to be Used Vehicles);

                  (j) a notice setting forth one or more Events of Default under the Indenture and declaring the unpaid principal amount of Outstanding Notes (together with accrued and unpaid interest thereon) immediately due and payable has been given pursuant to SECTION 5.2(A) of the Indenture; PROVIDED, HOWEVER, that if no other Early Amortization Event has occurred and is continuing and so long as the Scheduled Revolving Period Termination Date has not occurred, if the Seller so elects, the Early Amortization Period resulting from such occurrence shall terminate and the Revolving Period (and, if the Seller so elects, any then occurring Payment Periods if and to the extent set forth in the related Officer's Issuance Certificate) shall recommence if a notice rescinding and annulling such declaration has been given pursuant to the Indenture;

                  (k) on any Distribution Date, the Reserve Fund Required Amount for such Distribution Date exceeds the amount on deposit in the Reserve Fund by more than the Reserve Fund Trigger Amount;

                  (l) on any Distribution Date, the average Daily Trust Balance is less than 75% of the sum of the average Outstanding Amount of the Term Notes and the average Certificate Balance (in each case, such average being determined over the six Collection Periods immediately preceding such Distribution Date (or, if shorter, the period from the Initial Closing Date through and including the last day of the immediately preceding Collection Period));

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                  (m) except for a termination, amendment or modification of the terms of any Basis Swap or entry into any other Specified Support Arrangement in connection with the issuance of additional Securities, the payment in full of any series of Term Notes or a change in the Specified Maximum Revolver Balance or any Series Specified Maximum Revolver Balance so long as the conditions set forth in SECTION 4.9 for such issuance or change are satisfied, any Basis Swap or Specified Support Arrangement related to any Securities is terminated, revoked, withdrawn, rescinded or found by a court of competent jurisdiction to
be   unenforceable  or  an  Insolvency  Event  with  respect  to  a  Basis  Swap
Counterparty;

                  (n) on any Distribution Date, as of the last day of each of the two immediately preceding Collection Periods, the aggregate principal balance of all Available Receivables is less than 70% of the aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts in the Pool of Accounts; or

                  (o) any other Early Amortization Event set forth in the Officer's Issuance Certificate related to any series of Notes;

then, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "EARLY AMORTIZATION EVENT") shall occur without any notice or other action on the part of any party immediately upon the occurrence of such event.

                  SECTION 9.2 INSOLVENCY EVENTS.

                  (a) Upon any sale, disposition or other liquidation of the assets of the Trust pursuant to ARTICLE V of the Indenture, the Servicer shall instruct the Indenture Trustee to deposit into the Collection Account the amounts specified in SECTION 5.4(B) of the Indenture (the "INSOLVENCY PROCEEDS"). The Servicer shall determine conclusively the amount of the Insolvency Proceeds which are deemed to be Trust Interest Collections and Trust Principal Collections. The Insolvency Proceeds shall be allocated and distributed to the Securityholders in accordance with ARTICLE IV on the next Distribution Date and the Trust (if not already so terminated) and the Trust Agreement shall terminate as provided in SECTION 7.1 of the Trust Agreement.

                  (b) Subject to SECTION 6.1(B), any investments on deposit in any of the Reserve Funds which shall not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than the day immediately preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

                  SECTION 9.3 OPTIONAL PURCHASE BY THE SERVICER. At any time from and after the time that,

                  (a) the Daily Trust Balance is less than or equal to 10% of an amount equal to the highest sum, on any date since the Initial Closing Date, of the Daily Trust Balance PLUS the Cash Collateral Amount PLUS amounts on deposit in the Cash Accumulation Account and Note Distribution Account (all such amounts

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being calculated as of the close of business on such day), and

                  (b)      either

                           (i)    there are no Term Notes then outstanding or

                           (ii)   the Wind Down Period is then in effect,

the Servicer shall have the option to purchase, as of the last day of any Collection Period, the assets of the Trust other than the Designated Accounts and the Certificate Distribution Account. To exercise such option, with respect to any Collection Period, the Servicer shall deposit in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Defaulted Receivables) held by the Trust on the last day of such Collection Period, plus the appraised value of any such other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee (such amount will not be less than the outstanding principal balance and unpaid interest on all Notes). Thereupon, the Servicer shall succeed to all interests in and to the assets of the Trust (other than the Designated Accounts and the Certificate Distribution Account) and the Trust shall assign all such interest to the Servicer. The amount so paid to the Trust shall be treated as Trust Principal Collections received during such Collection Period to the extent of the principal portion of the aggregate Administrative Purchase Payment so paid, with the remainder being treated as Trust Interest Collections received during such Collection Period.

                  SECTION 9.4 TERMINATION. Notice of any termination of the Trust and the Trust Agreement shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof. Following the satisfaction and discharge of the Indenture and the payment in full of principal and interest on the Term Notes and the Revolving Notes, the Certificateholders shall succeed to the rights of the Term Noteholders and the Revolving Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in SECTION 4.4 of the Indenture). After payment to the Indenture Trustee, the Owner Trustee, the Securityholders (including any deposit into the Distribution Accounts for the benefit of the Securityholders) and the Servicer of all amounts required to be paid (or so deposited) under this Agreement, the Indenture and the Trust Agreement, any amounts on deposit in each of the Reserve Funds and the Collection Account (after all other distributions required to be made from each of the Reserve Funds have been made and all distributions to GMAC on account of the Retained Property have been made) and any other assets of the Trust, including any Receivables held by the Trust, shall be paid and delivered to the Seller and this Agreement (except for SECTION 7.1) shall be terminated.

                  SECTION 9.5 RECOMMENCEMENT OF REVOLVING PERIOD.

                  (a) If an Early Amortization Event described in SECTION 9.1(I), (J) OR (L) has occurred with the result that the Revolving Period has terminated and the Early Amortization Period has commenced, the Seller may

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nonetheless elect to terminate the Early Amortization Period and recommence the
Revolving Period, but only if

                           (i) such recommencement begins no later than the first anniversary of the termination of the Revolving Period;

                           (ii) as of the date of recommencement, if the event giving rise to such Early Amortization Event was SECTION 9.1(I) OR (L), such event was not reoccurring on each of the three Distribution Dates immediately preceding the date of recommencement or, if the event giving rise to such Early Amortization Event was SECTION 9.1(J), the provisions of the proviso thereof have been satisfied;

                           (iii) the Final Revolving Period Termination Date has not occurred;

                           (iv) the long term debt obligations of GMAC are rated at least "Baa3" by Moody's;

                           (v)   the Reserve Fund Funding Condition is
         satisfied; and

                           (vi) after giving effect to all issuances of securities and all changes in the Specified Maximum Revolver Balance on the date of the recommencement, the quotient of

                                    (A) the outstanding Certificate Balance of
                  all outstanding Certificates over

                                    (B) the Maximum Pool Balance  shall equal or
                  exceed the Specified Certificate Percentage.

Written notice of such election to recommence the Revolving Period must be given to the Servicer, the Owner Trustee, the Indenture Trustee and the Rating Agencies at least ten Business Days prior to the proposed date of recommencement.

                  (b) If the Revolving Period has terminated and the Wind Down Period has commenced prior to the Final Revolving Period Termination Date, the Seller may nonetheless elect to terminate the Wind Down Period and recommence the Revolving Period, but only if

                           (i) such recommencement begins no later than the first anniversary of the termination of the Revolving Period;

                           (ii) if an Early Amortization Event has occurred, the Revolving Period was or on or before the recommencement date will be recommenced in accordance with SECTION 9.5(A);

                           (iii) the Final Revolving Period Termination Date has not occurred;


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                           (iv)  the Reserve Fund Funding Condition is
         satisfied; and

                           (v) after giving effect to all issuances of securities and all changes in the Specified Maximum Revolver Balance on the date of the recommencement, the quotient of

                                    (A) the outstanding Certificate Balance of
                  all outstanding [   ] Certificates over

                                    (B) the Maximum Pool Balance  shall equal or
                  exceed the Specified Certificate Percentage.

Written notice of such election to recommence the Revolving Period must be given to the Servicer, the Owner Trustee, the Indenture Trustee and the Rating Agencies at least ten Business Days prior to the proposed date of recommencement.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

                  SECTION 10.1  AMENDMENT.

                  (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Securityholders,

                           (i)   to cure any ambiguity,

                           (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents,

                           (iii) to add or supplement any Specified Support Arrangement for the benefit of any Securityholders (provided that if any such addition shall affect any series or class of Securityholders differently than any other series or class of Securityholders, then such addition shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interests of any series or class of Securityholders),

                           (iv) to add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee for the benefit of the Securityholders or

                           (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of the Securityholders.

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                  (b) This  Agreement  may also be amended  from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this SECTION 10.1 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Security and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; PROVIDED, HOWEVER, that no such amendment shall

                           (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions or payments that shall be required to be made on any Security without the consent of the holder thereof (it being understood that the issuance of any Securities after the Initial Closing Date as contemplated by this Agreement, the Indenture and the Trust Agreement and the specification of the terms and provisions thereof pursuant to an Officer's Issuance Certificate (with respect to any Notes) or a Certificate Issuance Order (with respect to any Certificates) shall not be deemed to have such effect for purposes hereof),

                           (ii) adversely affect the rating of any series or class of Securities by any Rating Agency without the consent of the holders of two-thirds of the Outstanding Amount of such series of Notes or the Voting Interests of such class of Certificates, as appropriate, or

                           (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of such aforesaid percentage of Securityholders.

                  (c) Prior to the execution of any such amendment, supplement or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

                  (d) Promptly after the execution of any such amendment, supplement or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Securityholder.

                  (e) It shall not be necessary for the consent of Securityholders pursuant to SUBSECTION 10.1(B) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the

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establishment  of record dates pursuant to PARAGRAPH  NUMBER 2 of the Depository
Agreements.

                  (f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in SUBSECTION 10.2(I). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

                  (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this SECTION 10.1 as if this SECTION 10.1 were contained in the Pooling and Servicing Agreement.

                  SECTION 10.2 PROTECTION OF TITLE TO THE OWNER TRUST ESTATE.

                  (a) The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation statements or other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Securityholders, the Indenture Trustee and the Owner Trustee hereunder in the Receivables in the Accounts in the Pool of Accounts and the related Collateral Security and in the proceeds thereof (including, without limitation, the filing of UCC-1 financing statements on or prior to the Initial Closing Date). The Seller or the Servicer or both shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller agrees to use reasonable efforts to cause GMAC to comply with its obligations under SECTION 7.02 of the Pooling and Servicing Agreement.

                  (b) Within 60 days after the Seller or the Servicer make any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of SECTION 9-402(7) of the UCC, the Seller or the Servicer as applicable shall give the Indenture Trustee and the Owner Trustee notice of any such change.

                  (c) Each of the Seller and the Servicer shall give the Indenture Trustee and the Owner Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables arising under the Accounts in the Pool of Accounts and its principal executive office within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Eligible Receivable arising under an Account in the Pool of Accounts accurately and in sufficient detail to

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permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each such Receivable and the amounts from time to time deposited in the Collection Account, Note Distribution Account, Revolver Distribution Account and Certificate Distribution Account.

                  (e) In connection with the sale and transfer hereunder of the Receivables in the Accounts in the Pool of Accounts and the related Collateral Security from the Seller to the Trust, the Seller shall, at its own expense, on or prior to the Initial Closing Date, in the case of the Initial Accounts, and on or prior to the applicable Addition Date, in the case of Additional Accounts,
(i) indicate in its computer files and cause GMAC to indicate in its computer files as required by the Pooling and Servicing Agreement, that the Eligible Receivables in the Accounts in the Pool of Accounts have been sold and transferred, and the Collateral Security assigned, to the Seller pursuant to the Pooling and Servicing Agreement and that such property has been sold and transferred to the Trust pursuant to this Agreement for the benefit of the Securityholders and (ii) deliver (or cause GMAC to deliver) a true and complete list of all such Accounts to the Owner Trustee specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, and as of the applicable Additional Cut-Off Date, in the case of Additional Accounts, its account number and the outstanding principal balance of Eligible Receivables in such Account. Such list, as supplemented from time to time to reflect Additional Accounts, Selected Accounts and Removed Accounts (including Accounts removed as described in SECTION 2.9), shall be the Schedule of Accounts to this Agreement and is hereby incorporated into and made a part of this Agreement. The Owner Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in the Schedule of Accounts from time to time.

                  (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in dealer floor plan automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Eligible Receivable arising under an Account in the Pool of Accounts indicate clearly that an interest in such Receivable has been sold and is owned by the Issuer.

                  (g) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable then or previously included in the Owner Trust Estate.

                  (h) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Accounts then included in the Pool of Accounts, together with a reconciliation of such list to the Schedule of Accounts as initially furnished hereunder and to each notice furnished before such request indicating removal from or addition to the Accounts in the Pool of Accounts. Upon request, the Servicer shall furnish a copy of any such list to the Seller. The Indenture Trustee, the Owner Trustee and the Seller shall hold any such list and the Schedule of Accounts and a copy of the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture for examination by interested parties during normal business hours at

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their respective  Corporate Trust Offices or, in the case of the Seller,  at its office, located at the addresses set forth in SECTION 10.3.

                  (i) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment or supplement hereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

                  (j) To the extent required by law, the Seller shall cause the Term Notes (other than any Unregistered Notes) to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  SECTION 10.3 NOTICES. All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in APPENDIX B hereto.

                  SECTION 10.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any of the Securities or rights of any Interested Parties.

                  SECTION 10.6 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

                  SECTION 10.7 THIRD-PARTY  BENEFICIARIES.  This Agreement shall
inure  to  the  benefit  of  and  be  binding  upon  the  parties  hereto,   the
Securityholders and their respective successors and permitted assigns.  Except

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as otherwise provided in SECTION 7.1 or in this ARTICLE X, no other person shall have any right or obligation hereunder.

                  SECTION 10.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 10.9 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 10.10 ASSIGNMENT TO INDENTURE TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided herein and in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  SECTION 10.11 NO PETITION COVENANTS. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities to the Note Distribution Account, the Revolver Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  SECTION 10.12 FURTHER ASSURANCES. The Seller, the Owner Trustee and the Indenture Trustee agree to do and perform from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Accounts for filing under the provisions of the UCC of any applicable jurisdiction and to evidence the repurchase of any interest in any Receivable by GMAC, the Seller or the Servicer.

                  SECTION 10.13 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Owner Trustee or the Indenture Trustee in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, power and privileges provided by law.

                  SECTION 10.14 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter

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hereof,  and all prior  understandings,  written or oral, are superseded by this
Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

   SECTION 10.15 LIMITATION OF LIABILITY OF INDENTURE TRUSTEE AND OWNER TRUSTEE.

                  (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by [ ] not in its individual capacity but solely as Indenture Trustee and in no event shall [ ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
ARTICLE VI of the Indenture.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by [ ] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [ ] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of ARTICLE VI of the Trust Agreement.

                                    * * * * *

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                  IN WITNESS WHEREOF,  the parties hereto have caused this Trust
Sale and Servicing Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        SUPERIOR WHOLESALE INVENTORY FINANCING
                                        TRUST [   ], Issuer

                                        By: [                   ], not in its
                                            individual capacity but solely as
                                            Owner Trustee on behalf of the Trust


                                             By:
                                                  Name:
                                                  Title:


                                        WHOLESALE AUTO RECEIVABLES CORPORATION,
                                        Seller

                                        By:
                                                  Name:
                                                  Title:


                                        GENERAL MOTORS ACCEPTANCE CORPORATION,
                                        Servicer

                                        By:
                                                   Name:
                                                   Title:

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Acknowledged and Accepted:

[                          ], not in its
individual capacity but solely
as Indenture Trustee,


By:
         Name:
         Title:

[                          ],
not in its individual capacity
but solely as Owner Trustee,


By:
         Name:
         Title:

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                                                                       EXHIBIT A

                 FORM OF ASSIGNMENT FOR THE INITIAL CLOSING DATE

                  For value received, in accordance with the Trust Sale and Servicing Agreement, dated as of ________, ____ (the "TRUST SALE AND SERVICING AGREEMENT"), between General Motors Acceptance Corporation, a Delaware corporation, as Servicer ("GMAC"), Wholesale Auto Receivables Corporation, a Delaware corporation (the "SELLER"), and Superior Wholesale Inventory Financing Trust [ ] (the "TRUST"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse, all of its right, title and interest in, to and under (i) all of the Eligible Receivables existing in the Accounts listed in the Schedule of Accounts as of the close of business on the Initial Cut-Off Date and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Purchase Date, all monies due or to become due thereon after the Initial Cut-Off Date or such Receivables Purchase Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) Article IV and SECTIONS 3.04(C) AND 6.03 of the Pooling and Servicing Agreement, dated as of ________, ____, between GMAC and the Seller, with respect to such Receivables, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in SECTION 9-306 of the UCC and Recoveries), in each case, as more fully described in the Trust Sale and Servicing Agreement.

                  The foregoing sale, transfer, assignment and conveyance and any sales, transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Trust of any obligation of the Seller, GMAC, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  It is the intention of Seller and the Trust that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a sale of the property described herein and in the Pooling and Servicing Agreement from the Seller to the Trust and the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                    * * * * *

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                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ________, ____.

                                          WHOLESALE AUTO RECEIVABLES CORPORATION


                                          By:
                                                Name:
                                                Title:





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                                                                       EXHIBIT B

                        LOCATIONS OF SCHEDULE OF ACCOUNTS

                       The Schedule of Accounts is on file
                               at the offices of:


                  1.       The Indenture Trustee

                  2.       The Owner Trustee

                  3.       General Motors Acceptance Corporation

                  4.       Wholesale Auto Receivables Corporation

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                                                                       EXHIBIT C

                    FORM OF ASSIGNMENT FOR EACH ADDITION DATE

                  For value received, in accordance with the Trust Sale and Servicing Agreement, dated as of ________, ____ (the "TRUST SALE AND SERVICING AGREEMENT"), between General Motors Acceptance Corporation, a Delaware corporation, as Servicer ("GMAC"), Wholesale Auto Receivables Corporation, a Delaware corporation (the "SELLER") and Superior Wholesale Inventory Financing Trust [ ] (the "TRUST"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse, with respect to the Additional Accounts to which this Assignment relates, all of its right, title and interest in, to and under (i) all of the Eligible Receivables as of the close of business on the related Additional Cut-Off Date in such Additional Accounts and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Purchase Date, all monies due or to become due thereon after such Additional Cut-Off Date or such Receivables Purchase Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) ARTICLE IV and SECTIONS 3.04(C) AND 6.03 of the Pooling and Servicing Agreement, dated as of ________, ____, between GMAC and the Seller, with respect to such Receivables, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in SECTION 9-306 of the UCC and Recoveries), in each case as more fully described in the Trust Sale and Servicing Agreement.

                  The foregoing sale, transfer, assignment and conveyance and any sales, transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Trust of any obligation of the Seller, GMAC, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  It is the intention of the Seller and the Trust that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a sale of the property described herein and the Pooling and Servicing Agreement from the Seller to the Trust and the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

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



                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                    * * * * *

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



                  IN WITNESS WHEREOF, the undersigned has caused this Assignment
to be duly executed as of                   ,            .

                                          WHOLESALE AUTO RECEIVABLES CORPORATION

                                          By:
                                               Name:
                                               Title:

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


                                                                       EXHIBIT D

                   FORM OF OPINION OF COUNSEL WITH RESPECT TO
                              ADDITION OF ACCOUNTS

                 PROVISION TO BE INCLUDED IN OPINION OF COUNSEL
                    DELIVERED PURSUANT TO SECTION 2.7(B)(IX)
                    OF THE TRUST SALE AND SERVICING AGREEMENT

                  The opinion set forth below is subject to standard qualifications, assumptions, limitations and exceptions. Capitalized terms used but not defined herein are used as defined in the Trust Sale and Servicing Agreement dated as of ________, ____ among General Motors Acceptance Corporation, as servicer, Wholesale Auto Receivables Corporation, as Seller (the "Seller"), and Superior Wholesale Inventory Financing Trust [ ].

                  The Assignment delivered on the Addition Date has been duly authorized, executed and delivered by the Seller, and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

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